UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

PEPGEN INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PEPGEN INC.

321 Harrison Avenue, 8th Floor

Boston, MA 02118

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held June 20, 2024

Dear Stockholders:

You are cordially invited to attend the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of PepGen Inc. to be held on Thursday, June 20, 2024, at 12:00 p.m. Eastern Daylight Time, virtually via live webcast at www.proxydocs.com/PEPG, where you will be able to vote electronically and submit questions, as described below. We encourage you to access the Annual Meeting before it begins. The purpose of the Annual Meeting is the following:

1.
to elect two Class II directors to our board of directors, to serve until the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;
2.
to approve an amendment to our Third Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by recent amendments to Delaware law;
3.
to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
4.
to approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the proposal mentioned in item 2 above; and
5.
to transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of Class II directors nominated by the board of directors.

Only PepGen Inc. stockholders of record at the close of business on April 22, 2024 will be entitled to vote during the Annual Meeting and any adjournment or postponement thereof. In order to attend the Annual Meeting, you must register in advance at www.proxydocs.com/PEPG prior to the commencement of the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will permit you to submit questions. You will not be able to attend the Annual Meeting in person.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials, or the Notice, instead of a paper copy of our proxy materials and our 2023 Annual Report to Stockholders for the fiscal year ended December 31, 2023, or 2023 Annual Report. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2023 Annual Report, which are available to you free of charge. This “Notice and Access” internet process that we have elected to follow allows us to provide our stockholders with necessary information on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials. The Annual Meeting items of business noted above are more fully described in the proxy materials we are furnishing over the Internet.

Your vote is important. Whether or not you are able to attend the virtual Annual Meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual Annual Meeting. You may vote by submitting your proxy via the Internet, by telephone, or by mail (if you received paper copies of the proxy materials) by following the instructions on the proxy card or voting instruction card. Voting over the Internet or by telephone, written proxy or voting instruction card will ensure your representation at the virtual Annual Meeting regardless of whether you attend.

On behalf of our Board of Directors and all our employees, thank you for your continued support and investment in PepGen Inc.

By order of the Board of Directors,

James McArthur, Ph.D.
President and Chief Executive Officer

Boston, Massachusetts

[ ], 2024

Table of Contents

Page
GENERAL INFORMATION	2
PROPOSAL NO. 1 – ELECTION OF CLASS I DIRECTORS	9
PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO OUR THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	15
PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	17
PROPOSAL NO. 4 – APPROVAL OF ADJOURNMENT OF THE ANNUAL MEETING
CORPORATE GOVERNANCE	20
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	35
PRINCIPAL STOCKHOLDERS	38
REPORT OF THE AUDIT COMMITTEE	41
HOUSEHOLDING	42
STOCKHOLDER PROPOSALS	42
OTHER MATTERS	42

i

PEPGEN INC.

321 Harrison Avenue, 8th Floor

Boston, MA 02118

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, June 20, 2024

This proxy statement contains information about the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of PepGen Inc., which will be held virtually on Thursday, June 20, 2024 at 12:00 p.m. Eastern Daylight Time. The Annual Meeting will be a virtual stockholders meeting held at www.proxydocs.com/PEPG. The board of directors of PepGen Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “PepGen,” “Company,” “we,” “us,” and “our” refer to PepGen Inc. The mailing address of our principal executive offices is 321 Harrison Avenue, 8th Floor, Boston, Massachusetts 02118.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in the accompanying Notice of Meeting. You may revoke your proxy at any time before it is exercised at the meeting by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 12:00 p.m. Eastern Daylight Time on June 20, 2024, (2) attending and voting at the virtual Annual Meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our proxy tabulator prior to the taking of the vote at the Annual Meeting. Any such written notice of revocation or subsequent proxy card should be delivered by mail, for delivery prior to the above-referenced cutoff time, to PepGen Inc., Attn: Corporate Secretary, 321 Harrison Avenue, 8th Floor, Boston, Massachusetts 02118.

We made this proxy statement and our Annual Report to Stockholders for the fiscal year ended December 31, 2023 available to stockholders on or about [ ], 2024.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) the last day of the fiscal year following the fifth anniversary of our May 2022 initial public offering; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to Be Held on Thursday, June 20, 2024:

This proxy statement and our 2023 Annual Report to Stockholders are available for viewing, printing and downloading at www.proxydocs.com/PEPG.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as further amended by Amendment No. 1 to the Annual Report on Form 10-K/A, each as filed with the SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to PepGen Inc., 321 Harrison Avenue, 8th Floor, Boston, MA 02118, Attention: Corporate Secretary. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as further amended by Amendment No. 1 to the Annual Report on Form 10-K/A, are also available on the SEC’s website at www.sec.gov, or on our website at https://investors.pepgen.com/financial-information/sec-filings.

PEPGEN inc.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about [ ], 2024, we will begin mailing a Notice of Internet Availability of Proxy Materials, or Notice. Our proxy materials, including the Notice of 2024 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e. held for your account by a broker or other nominee), a voting instruction form, and the 2023 Annual Report to Stockholders for the fiscal year ended December 31, 2023, or 2023 Annual Report, will be mailed or made available to stockholders on the Internet on or about the same date.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

Pursuant to rules adopted by the SEC, for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials. We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our annual meeting materials. Therefore, the Notice was mailed to holders of record and beneficial owners of our common stock starting on or about [ ], 2024. The Notice provides instructions as to how stockholders may access and review our proxy materials, including the Notice of 2024 Annual Meeting of Stockholders, this proxy statement, the proxy card and our 2023 Annual Report, on the website referred to in the Notice or, alternatively, how to request that a copy of the proxy materials, including a proxy card, be sent to them by mail. The Notice also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings. Our proxy materials are available at the website referenced in the Notice, and our Notice of 2024 Annual Meeting of Stockholders, this proxy statement and our 2023 Annual Report are available on our website; however, please note that no other information contained on either website is incorporated by reference in or considered to be a part of this proxy statement.

Who is soliciting my vote?

PepGen and our board of directors are soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 22, 2024.

How many votes can be cast by all stockholders?

There were [ ] shares of our common stock, par value $0.0001 per share, outstanding on April 22, 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. None of our shares of undesignated preferred stock were outstanding as of April 22, 2024.

Where will the Annual Meeting be held this year?

Our board of directors has determined to hold a virtual annual meeting this year. We are committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. In order to attend the virtual Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/PEPG prior to the commencement of the Annual Meeting. There will not be an in-person meeting.

How do I vote?

If you are a stockholder of record, there are several ways for you to vote your shares.

•
Online during the Annual Meeting. You may vote during the virtual Annual Meeting by following the instructions available at www.proxydocs.com/PEPG. If you hold your shares through a bank or broker and wish to vote at the virtual Annual Meeting, you must obtain a valid proxy from the firm that holds your shares. In order to attend the virtual Annual Meeting and vote your shares, you must register in advance at www.proxydocs.com/PEPG prior to the commencement of the Annual Meeting.
•
By Internet or Telephone prior to the Annual Meeting. You can vote by proxy over the Internet or by telephone by following the instructions provided in the Notice. In order to be counted, proxies submitted by Internet or by telephone must be received by the cutoff time of 12:00 p.m. Eastern Daylight Time on June 20, 2024.
•
By Mail prior to the Annual Meeting. If you requested printed copies of the proxy materials by mail, you can vote by mailing your proxy as described in the proxy materials. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

What proposals will be voted on at the Annual Meeting?

There are four proposals scheduled to be voted on at the Annual Meeting:

•
the election of two Class II directors to hold office until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified, or until his or her earlier death, resignation or removal;
•
the approval of an amendment to our Third Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by recent amendments to Delaware law;
•
the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
•
the approval of the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approve the proposal relating to the limitation of liability of certain of our officers as permitted by recent amendments to Delaware law.

At the time this proxy statement was mailed, our management and board of directors were not aware of any other matters to be presented at the Annual Meeting other than those set forth in this proxy statement and in the notice accompanying this proxy statement.

How does our board of directors recommend that I vote?

Our board of directors recommends that you vote:

•
FOR the election of each of the two directors nominated by our board of directors and named in this proxy statement as Class II directors to serve for a three-year term;
•
FOR the approval of the amendment to our Third Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by recent amendments to Delaware law;

•
FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024; and
•
FOR the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approval the proposal relating to the limitation of liability of certain of our officers as permitted by recent amendments to Delaware law.

How can I submit a question for the Annual Meeting?

Stockholders of record will have the opportunity to submit questions in advance of and during the meeting. To attend the Annual Meeting, you must register in advance at www.proxydocs.com/PEPG prior to the deadline of June 20, 2024 at 12:00 p.m. Eastern Daylight Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the meeting and will permit you to submit questions in advance of the meeting. Stockholders who attend the virtual Annual Meeting can also submit questions or make comments during the meeting relating to each proposal at a time designated by the chairperson of the meeting. All questions presented should relate directly to the agenda item under discussion. We reserve the right to exclude questions regarding topics that are not pertinent to meeting matters or company business in the chairperson’s sole and absolute discretion. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition and if we receive more questions than can be answered in the allotted time or if information needed to answer an appropriate question is not readily available, we reserve the right to provide a written response to the question following the meeting.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date, your shares were registered directly in your name with Computershare Trust Company, N.A., our transfer agent, then you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date, your shares were held, not in your name, but rather in a stock brokerage account or by a bank or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, or other nominee how to vote your shares by following the voting instructions your broker, bank, or other nominee provides. If you do not provide your broker, bank, or other nominee with instructions on how to vote your shares, your broker, bank, or other nominee may, in its discretion, vote your shares with respect to routine matters but may not vote your shares with respect to any non-routine matters. For additional information, see “What if I do not specify how my shares are to be voted?” below.

How do I revoke my proxy?

You may revoke your proxy by (1) following the instructions on the Notice and entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet by the cutoff time of 12:00 p.m. Eastern Daylight Time on June 20, 2024, (2) attending and voting at the virtual Annual Meeting (although attendance at the virtual Annual Meeting will not in and of itself revoke a proxy), or (3) filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our proxy tabulator prior to the taking of the vote at the Annual Meeting. Any such written notice of revocation or subsequent proxy card should be delivered by mail, for delivery prior to the above-referenced cutoff time, to PepGen Inc., Attn: Corporate Secretary, 321 Harrison Avenue, 8th Floor, Boston, Massachusetts 02118

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy have been designated as proxy holders by our board of directors. When a proxy is properly dated, executed, and returned, the shares represented by the proxy will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the Annual Meeting is postponed or adjourned, the proxy holders can vote your shares on the new meeting date, unless you have properly revoked your proxy, as described above.

What if I do not specify how my shares are to be voted?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•
FOR the election of each of the two directors nominated by our board of directors and named in this proxy statement as Class II directors to serve for a three-year term (Proposal No. 1);
•
FOR the approval of the amendment to our Third Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by recent amendments to Delaware law (Proposal No. 2);
•
FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024 (Proposal No. 3);
•
FOR the adjournment of the Annual Meeting if there are insufficient votes at the Annual Meeting to approve Proposal No. 2 (Proposal No. 4); and
•
In the discretion of the named proxy holders regarding any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If you are a beneficial owner and you do not provide your broker, bank, or other nominee that holds your shares with voting instructions, then your broker, bank, or other nominee will determine if it has discretion to vote on each matter. Brokers do not have discretion to vote on non-routine matters. Proposal No. 1 (election of directors), Proposal No. 2 (amendment to our Third Amended and Restated Certificate of Incorporation) and Proposal No. 4 (adjournment of the Annual Meeting due to insufficient votes for Proposal No. 2) are non-routine matters, while Proposal No. 3 (ratification of appointment of independent registered public accounting firm) is a routine matter. As a result, if you do not provide voting instructions to your broker, bank or other nominee, then your broker, bank or other nominee may not vote your shares with respect to Proposal No. 1, Proposal No. 2 and Proposal No. 4, which would result in a “broker non-vote,” but may, in its discretion, vote your shares with respect to Proposal No. 3. For additional information regarding broker non-votes, see “What are the effects of abstentions and broker non-votes?” below.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank, or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the Annual Meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum but will not count as votes against a proposal in cases where approval of the proposal requires a majority of the votes properly cast for and against such matter at the Annual Meeting (e.g., Proposal No. 3 and Proposal No. 4). Further, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

A broker non-vote occurs when a broker, bank, or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank, or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the beneficial owner of the shares. Proposals 1, 2 and 4 are considered to be “non-discretionary” or “non-routine” such that your broker may not vote your shares on these proposals in the absence of your voting instructions. Conversely, Proposal 3 is considered “discretionary” or “routine” and thus, if you do not return voting instructions to your broker, your shares may be voted by your broker in its discretion. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting but will not be counted for purposes of determining the number of votes cast. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any proposal, except with respect to Proposal No. 2 and, in the absence of a quorum, Proposal No. 4, as stated below.

How many votes are needed for approval of each proposal?

The vote required, and the method of calculation, for each proposal at our Annual Meeting is described below.

Proposal	Voting Options	Vote Required	Treatment of Withhold, Abstentions and Broken Non-Votes	Routine Matter?
Election of Directors	FOR WITHHOLD	Plurality	Withhold and broker non-votes will have no effect in determining the outcome of the proposal.	No
Amendment to Third Amended and Restated Certificate of Incorporation to permit limitation of liability of certain of our officers as and to the extent provided and permitted by Delaware law	FOR AGAINST ABSTAIN	Majority Entitled to Vote	Abstentions and broker non-votes will have the effect of a vote “against” in determining the outcome of the proposal.	No
Approval of the ratification of appointment of KPMG LLP as our independent registered public accounting firm for the year ending December 31, 2024	FOR AGAINST ABSTAIN	Majority	Abstentions and broker non-votes will have no effect in determining the outcome of the proposal.	Yes

Approval of the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve the amendment to Third Amended and Restated Certificate of Incorporation to permit the limitation of liability of certain of our officers as and to the extent provided and permitted by Delaware law

	FOR AGAINST ABSTAIN	Majority

Abstentions and broker non-votes will have no effect with respect to this proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “against” this proposal.

No

“Majority” means a majority of the votes properly cast for and against such matter.

“Majority Entitled to Vote” means the affirmative vote of a majority of the outstanding shares of capital stock entitled to vote on the matter.

“Plurality” means a plurality of the votes properly cast on such matter. For the election of directors, the two nominees receiving the highest number of votes, in person or by proxy, will be elected as directors.

•
Proposal No. 1: The election of Class II directors requires a plurality vote of the shares of our common stock properly cast on the election of directors to be approved. This means that the two nominees who receive the most FOR votes will be elected. With respect to each nominee, you may (i) vote FOR such nominee, or (ii) WITHHOLD your vote to such nominee. Any shares not voted FOR a particular nominee (whether as a result of voting withheld or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. If you WITHHOLD your vote as to all nominees, you will be deemed to have abstained from voting on Proposal No. 1, and such abstention will have no effect on the outcome of the proposal. This proposal is not considered to be a “routine” item under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules, so if you do not instruct your broker how to vote with respect to this proposal, your broker may not vote on this proposal, which will result in broker “non-votes.” Withheld votes and broker “non-votes” will have no effect on the outcome of the election of the directors.
•
Proposal No. 2: The approval of the amendment to our Third Amended and Restated Certificate of Incorporation requires an affirmative vote of a majority of the outstanding shares of our capital stock entitled to vote thereon. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 2, abstentions are considered shares present and entitled to vote on this proposal and therefore, the abstention will have the same effect as a vote “AGAINST” this proposal. This proposal is not considered to be a “routine” item under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules, so if you do not instruct your broker how to vote with respect to this proposal, your broker may not vote on this proposal, which will result in broker “non-votes.” Broker “non-votes” will have the same effect as a vote “AGAINST” of this proposal.
•
Proposal No. 3: The ratification of the appointment of KPMG LLP requires an affirmative vote of a majority of the shares of our common stock properly cast for and against such matter to be approved. You may vote FOR, AGAINST or ABSTAIN. If you ABSTAIN from voting on Proposal No. 3, your shares will not be counted as

“votes cast” with respect to such matter, and therefore, the abstention will have no effect on the outcome of the proposal. This proposal is considered to be a “routine” item under the rule of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules, and your broker will be able to vote on this proposal even if it does not receive instructions from you. Accordingly, we do not anticipate that there will be any broker “non-votes” on this proposal; however, any broker “non-votes” will have no effect on the outcome of this proposal.
•
Proposal No. 4: The approval of the adjournment of the Annual Meeting due to insufficient votes relating to Proposal No. 2 requires the affirmative vote of a majority of the votes properly cast for and against such matter. You may vote “FOR,” “AGAINST” or “ABSTAIN” from voting on this proposal. If you abstain from voting on this matter, your shares will not be counted as “votes cast” with respect to such matter and therefore an abstention will have no effect on the proposal. This proposal is not considered to be a “routine” item under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules, so if you do not instruct your broker how to vote with respect to this proposal, your broker may not vote on this proposal, and those votes will be counted as broker “non-votes.” Broker “non-votes” will have no effect on the outcome of this proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “against” this proposal.

What does it mean if I received more than one Notice of the Annual Meeting?

If you receive more than one notice of the Annual Meeting, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each notice you received to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our proxy materials in the mail to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials, you may contact us as follows:

PepGen Inc.

Attention: Corporate Secretary

321 Harrison Avenue, 8th Floor

Boston, Massachusetts 02118

781-797-0979

Stockholders who hold shares in street name may contact their brokerage firm, bank, or other nominee to request information about householding.

How is a quorum reached?

Our Second Amended and Restated By-laws, or bylaws, provide that a majority of the outstanding shares of voting stock entitled to vote, present in person or by remote communication, if applicable, or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing the Notice and our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. We have hired Donnelley Financial Solutions to assist us in the distribution of proxy materials. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies. In addition, we have engaged Donnelley Financial Solutions to assist us with our stockholder engagement process and the solicitation of proxies, and we may pay them up to $25,000 for their services for the Annual Meeting.

How may stockholders submit matters for consideration at an annual meeting?

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by our Corporate Secretary not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. For stockholder proposals to be brought before the 2025 annual meeting of stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 20, 2025 and no later than March 22, 2025. Stockholder proposals and the required notice should be addressed to PepGen Inc., 321 Harrison Avenue, 8th Floor, Boston, Massachusetts 02118, Attention: Corporate Secretary.

Any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2025 must satisfy the requirements of SEC Rule 14a-8 under the Exchange Act, and be received not later than December [ ], 2024. If the date of the 2025 annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2025. Stockholder proposals and the required notice should be addressed to PepGen Inc., 321 Harrison Avenue, 8th Floor, Boston, Massachusetts 02118, Attention: Corporate Secretary.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1 – ELECTION OF CLASS II DIRECTORS

Our board of directors currently consists of seven members. On November 10, 2023, our nominating and corporate governance committee recommended, and our board of directors unanimously approved, an increase in the number of directors from six to seven. Our nominating and corporate governance committee further recommended, and our board of directors unanimously approved, that Howard Mayer be elected as a Class I director to fill such vacancy.

In accordance with the terms of our Third Amended and Restated Certificate of Incorporation, or Certificate of Incorporation, and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are Christopher Ashton, Howard Mayer and Joshua Resnick, and their terms will expire at the annual meeting of stockholders to be held in 2026;
•
the Class II directors are James McArthur and Habib Joseph Dable, and their terms will expire at the Annual Meeting; and
•
the Class III directors are Heidi Henson and Laurie B. Keating, and their terms will expire at the annual meeting of stockholders to be held in 2025.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our Certificate of Incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our Certificate of Incorporation also provides that our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds (2/3) of the outstanding shares then entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated James McArthur and Habib Joseph Dable for election as the Class II directors at the Annual Meeting. The nominees are presently directors and have indicated a willingness to continue to serve as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for a substitute nominee selected by our board of directors.

Our board of directors believes that a diversity of experience and other characteristics, such as gender, race, ethnicity, culture, nationality and sexual orientation, are an important part of its makeup. Accordingly, our Corporate Governance Guidelines provide that when identifying prospective director candidates, the nominating and corporate governance committee may consider all facts and circumstances it deems appropriate, including, among other things, the skills of the candidate, his or her depth and breadth of business experience and other background and diversity characteristics, his or her independence and the needs of the board of directors. The nominating and corporate governance committee believes that the board of directors should represent a diverse mix of skills, regional and industry experience, backgrounds, ages and other unique characteristics, such as race, gender and ethnicity. In furtherance of this goal, the nominating and corporate governance committee is committed to recruitment protocols to actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which the board of directors’ nominees are chosen, and any search firm will affirmatively be instructed to seek to include diverse candidates. Our priority in selection of board members is identification of members who will further the interests of our stockholders through consideration of a number of facts and circumstances, including among other things, character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and industry, conflicts of interest, and other commitments.

The Nasdaq Stock Market LLC, or Nasdaq, listing requirements require each listed company to have, or explain why it does not have, at least two Diverse (as defined in Nasdaq Rule 5605(f)) directors on the board, including at least one Diverse director who self-identifies as female and one Diverse director who self-identifies as part of an underrepresented minority or LGBTQ+. However, smaller reporting companies, such as PepGen, may satisfy this requirement by having two female directors. The current composition of our board of directors is in compliance with the Nasdaq diversity requirement. The table below provides certain highlights of the composition of our board members and nominees based on their voluntary self-identified demographic characteristics. The categories “Female,” “LGBTQ+,” and “Two or More Races or Ethnicities” as used in the below table have the definitions as provided in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of March 31, 2024)
Board Size:
7 Directors
Part I: Gender Identity	Male	Female	Non-Binary	Did Not Disclose Gender
Number of directors based on gender identity	5	2	—	—
Part II: Demographic Background:
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	5	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—	—	—	—
Did Not Disclose Demographic Background	—	—	—	—

Nominees for Election as Class II Directors

The following table and narrative information identify our nominees for Class II directors and set forth their principal occupation and business experience during the last five years and their ages as of March 31, 2024.

Name	Positions and Offices Held with PepGen	Director Since	Age
James McArthur, Ph.D.	President, Chief Executive Officer and Director	2021	62
Habib Joseph Dable	Director	2022	54

James McArthur, Ph.D., has served as our President and Chief Executive Officer and a member of our board of directors since January 2021. From August 2020 to May 2021, Dr. McArthur served as a Venture Partner at RA Capital Management, L.P., a life sciences investment advisor. Dr. McArthur co-founded Imara Inc. (now Enliven Therapeutics Inc. (Nasdaq: ELVN) following a reverse merger in February 2023), a clinical-stage biopharmaceutical company, where he served as President and Chief Executive Officer from January 2016 to May 2018, and on the board of directors from January 2016 to April 2020. He was also a founder of Vtesse Inc. in 2015, a pharmaceutical company, which was acquired by Sucampo, Inc. in April 2017, Tiburio Therapeutics, Inc., a biopharmaceutical company, in 2018 and Cydan Development, Inc., a pharmaceutical company, in 2013, and served as a member of the board of directors of Nightstar Therapeutics, a publicly-held gene therapy company that was acquired by Biogen in June 2019. Prior, Dr. McArthur was an Entrepreneur-in-Residence at HealthCare Ventures LLC, a life science venture capital firm, and was the founding employee and Chief Scientific Officer of Synovex Corporation, which was renamed Adheron Therapeutics, Inc., or Adheron, a biotechnology company, from June 2006 to September 2012 (which was acquired by F. Hoffmann-La Roche AG in October 2015), and a consultant to Adheron from September 2012 to January 2015. Dr. McArthur currently serves as a member of the board of directors and Scientific Advisory Board of the Friedreich’s Ataxia Research Alliance (FARA), a leading patient advocacy group. Dr. McArthur obtained his Ph.D. in molecular oncology at McGill University of Montreal and was a post-doctoral fellow studying immunology at Massachusetts Institute of Technology and the University of California, Berkeley. Dr. McArthur received his B.Sc. in biochemistry from McGill University. We believe Dr. McArthur is qualified to serve on our board of directors due to his extensive experience in the life sciences industry and his position as our President and Chief Executive Officer.

Habib Joseph Dable, has served as a member of our board of directors since September 2022. Mr. Dable currently is a part-time Venture Partner at RA Ventures, the venture-focused arm of RA Capital Management, L.P. Most recently, Mr. Dable was President and Chief Executive Officer and a member of the board of directors of Acceleron Pharma Inc., a publicly-held biopharmaceutical company from 2016 until its sale to Merck in 2021. Prior to joining Acceleron, Mr. Dable spent 22 years at Bayer AG, a publicly-held global pharmaceutical company. During his tenure at Bayer, Mr. Dable held positions of increasing responsibility, including President of U.S. Pharmaceuticals, and Executive Vice President, Global Head Specialty

Medicine. Mr. Dable currently serves as chair of the board of directors at Aerovate Therapeutics, Inc. (Nasdaq: AVTE), and as a member of the board of directors of Blueprint Medicines Corporation (Nasdaq: BPMC) and Day One Biopharmaceuticals (Nasdaq: DAWN). Mr. Dable is a previous member of the board of directors for the Biotechnology Innovation Organization (BIO) and a prior member of the board of directors of Albireo Pharma, Inc. (formerly, Nasdaq: ALBO; acquired by Ipsen) and Millendo Therapeutics Inc. (now Tempest Therapeutics, Inc. (Nasdaq: TPST) following a reverse merger in 2021). Mr. Dable holds a master’s and bachelor’s degree in business administration from the University of New Brunswick and completed an executive program at Stanford University’s Graduate School of Business. We believe Mr. Dable is qualified to serve on our board of directors due to his extensive executive, patient-focused experience in large pharmaceutical and emerging biotechnology environments.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as directors, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The board of directors recommends voting “FOR” the election of James McArthur and Habib Joseph Dable as the Class II directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2027. Abstentions, withheld votes and broker non-votes will have no effect on the outcome of the election of the directors.

Directors Continuing in Office

The following table and narrative information identify our directors continuing in office, and sets forth their principal occupation and business experience during the last five years and their ages as of March 31, 2024.

Name	Positions and Offices Held with PepGen	Director Since	Class and Year in Which Term Will Expire	Age
Heidi Henson	Director	2021	Class III - 2025	58
Laurie B. Keating, J.D.	Director	2021	Class III - 2025	70
Christopher Ashton, Ph.D.	Director	2019	Class I - 2026	64
Howard Mayer, M.D.	Director	2023	Class I - 2026	61
Joshua Resnick, M.D., M.B.A	Director	2020	Class I - 2026	49

Class III Directors (Term Expires at 2025 Annual Meeting)

Heidi Henson, has served as a member of our board of directors since July 2021. Ms. Henson served as Chief Financial Officer of Pardes Biosciences Inc., a publicly-held clinical-stage biopharmaceutical company, from January 2021 to September 2023. From April 2019 to July 2020, Ms. Henson served as Chief Financial Officer of Imbria Pharmaceuticals, Inc., a privately-held biotechnology company, and from November 2018 to April 2019 she served as Chief Financial Officer of Respivant Sciences, a privately-held clinical-stage biopharmaceutical company. From October 2014 to July 2018, Ms. Henson served as Chief Financial Officer of Kura Oncology, Inc., a publicly-held biopharmaceutical company. Ms. Henson also served as Chief Financial Officer of Wellspring Biosciences, Inc., a privately-held biopharmaceutical company, and its parent company Araxes Pharma LLC, from July 2012 to July 2018, and served as Secretary of Wellspring and Araxes from July 2012 to January 2015. From 2007 to March 2012, Ms. Henson served as the Vice President, Finance at Intellikine, Inc., a privately-held biopharmaceutical company, until its acquisition by Takeda Pharmaceutical Company Limited. Ms. Henson began her career in auditing at PricewaterhouseCoopers LLP, a public accounting firm, where she served both public and private companies. Ms. Henson currently serves on the board of directors of Lisata Therapeutics, Inc. (Nasdaq: LSTA) and Perspective Therapeutics, Inc. (NYSE: CATX). She received a Bachelor’s of Accountancy from the University of San Diego and is a Certified Public Accountant (inactive) in the state of California. We believe Ms. Henson is qualified to serve on our board of directors due to her extensive finance experience and experience serving as an executive of several companies in the life sciences industry.

Laurie B. Keating, J.D., has served as a member and as chair of our board of directors since December 2021. From March 2019 until September 2021, Ms. Keating served as Executive Vice President, Chief Legal Officer and Secretary of Alnylam Pharmaceuticals, Inc., a publicly-held biopharmaceutical company, and previously served as Senior Vice President, General Counsel and Secretary of Alnylam from September 2014 to March 2019. Prior to joining Alnylam, Ms. Keating served as Senior Vice President, General Counsel and Secretary of Millennium: The Takeda Oncology Company, a publicly-held biopharmaceutical company, from September 2004 to January 2014. Prior to Millennium, Ms. Keating was the founding

Chief Executive Officer and a director of venture-backed Hydra Biosciences, Inc., a privately-held biopharmaceutical company. Before co-founding Hydra, she served as an executive at several high growth technology companies. Upon graduating from law school, Ms. Keating practiced law at McCutchen, Doyle, Brown and Enersen (which is now a part of Morgan, Lewis & Bockius). Ms. Keating currently serves as a member of the board of directors of Immuneering Corporation (Nasdaq: IMRX). Ms. Keating previously served on the board of directors of Imago BioSciences Inc. (formerly Nasdaq: IMGO). From 2005 until March 2022, she served on the board of directors of MassBio, a non-profit life sciences industry association. Ms. Keating received a B.A. in economics from the University of California, Berkley and a J.D. from the University of California, Hastings College of Law. We believe Ms. Keating is qualified to serve on our board of directors due to her business, legal and public policy experience in the life sciences industry.

Class I Directors (Term Expires at 2026 Annual Meeting)

Christopher Ashton, Ph.D., has served as a member of our board of directors since December 2019. Since December 2019, Dr. Ashton has served as an Advisor to Oxford Science Enterprises plc, an early-stage venture capital firm. Previously, from March 2016 until February 2018, Dr. Ashton was a partner at Syncona Investment Management Limited, an investment company, and from May 2016 through January 2018, served as Chief Executive Officer of Achilles Therapeutics plc, now a publicly-held biopharmaceutical company. Dr. Ashton currently serves as a member of the board of directors of OMASS Therapeutics and has previously served on the boards of directors of several privately-held biotechnology companies. Dr. Ashton carried out post-doctoral research at the Massachusetts Institute of Technology and has a Ph.D. in Organic Chemistry and a Bachelor of Science in Biochemistry from The University of Manchester. We believe Dr. Ashton’s scientific background and industry and investor experience provides him with the appropriate set of skills to serve as a member of our board of directors.

Howard Mayer, M.D., has served as a member of our board of directors since November 2023. Dr. Mayer served as Executive Vice President, Head of Research and Development at Ipsen Biopharmaceuticals, Inc., a publicly-held global biopharmaceutical company, from December 2019 until September 2023. Prior to joining Ipsen, Dr. Mayer served as Senior Vice President, Chief Medical Officer and Global Head of Research & Development, Neuroscience Division at Shire Pharmaceuticals, Inc., a publicly-held commercial stage specialty biopharmaceutical company, from April 2018 to November 2019 when it was acquired by Takeda Pharmaceutical Company. Prior to that role, Dr. Mayer held roles of increasing responsibility at Shire, including Senior Vice President, Head of Global Research and Development from August 2017 to January 2018, and Senior Vice President, Head of Global Clinical Development from August 2013 to August 2017. Prior to Shire, Dr. Mayer worked for several global pharmaceutical companies in clinical development and medical affairs roles. Dr. Mayer previously served on the board of directors of Invivyd, Inc. (Nasdaq: IVVD, formerly Adagio Therapeutics, Inc.), Entasis Therapeutics Holdings Inc. (formerly, Nasdaq: ETTX, acquired by Innoviva Specialty Therapeutics) and Genocea Biosciences, Inc. (formerly, Nasdaq: GNCA). Dr. Mayer received a B.A. from the University of Pennsylvania and an M.D. from Albert Einstein College of Medicine. We believe Dr. Mayer’s extensive research and development experience provides him with the appropriate set of skills to serve as a member of our board of directors.

Joshua Resnick, M.D., M.B.A., has served as a member of our board of directors since November 2020. Dr. Resnick has served as a Senior Managing Director at RA Capital Management, L.P., a life sciences investment advisor, since April 2023 and as a Managing Director from October 2018 to March 2023. Dr. Resnick previously served as a Partner at SV Health Investors from January 2016 to September 2018 and as President and Managing Partner at MRL Ventures Fund, an early-stage therapeutics-focused corporate venture fund that he built and managed within Merck & Co., from 2014 to January 2016. Dr. Resnick is on staff in the Department of Emergency Medicine at Massachusetts General Hospital. Dr. Resnick currently serves on the board of directors of Vor Biopharma Inc. (Nasdaq: VOR) and Aerovate Therapeutics, Inc. (Nasdaq: AVTE). Dr. Resnick received a B.A. in chemistry from Williams College, an M.D. from the University of Pennsylvania School of Medicine and an M.B.A. from The Wharton School of the University of Pennsylvania. We believe Dr. Resnick’s medical background and industry and investor experience provides him with the appropriate set of skills to serve as a member of our board of directors.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

Executive Officers Who Are Not Directors

The following table identifies our current executive officers who are not directors, and sets forth their current positions at PepGen and their ages as of March 31, 2024.

Name	Position Held with PepGen	Officer Since	Age
Noel P. Donnelly, M.B.A.	Chief Financial Officer	2021	54
Mary Beth DeLena, J.D.	General Counsel and Secretary	2024	56
Niels Svenstrup, Ph.D.	Senior Vice President, Chemistry, Manufacturing and Controls	2021	54
Michelle L. Mellion, M.D.	Senior Vice President, Clinical Development	2021	49

Noel P. Donnelly, M.B.A., has served as our Chief Financial Officer since October 2021. Previously, from July 2019 until October 2021, Mr. Donnelly served as Chief Financial Officer of EIP Pharma, Inc. (now CervoMed Inc. (Nasdaq: CRVO) following a merger in August 2023), a privately-held pharmaceutical company. From June 2004 until July 2019, Mr. Donnelly served in various roles of increasing seniority at Shire plc, a publicly-held commercial stage specialty biopharmaceutical company acquired by Takeda Pharmaceutical Company in 2019, including Vice President, Research and Development Business Operations; Senior Director, Head of Research and Development Business Analytics and Knowledge Management; Senior Director, Head of Research and Development Finance; Director, Financial Planning and Analysis; and Associate Director, Financial Planning and Analysis. Mr. Donnelly received an MBA from Babson College and B.Sc. in nuclear engineering from the University of Massachusetts Lowell.

Mary Beth DeLena, J.D., has served as our General Counsel and Secretary since January 2024. Previously, from February 2008 to November 2022, Ms. DeLena served in roles of increasing responsibility at Alnylam Pharmaceuticals, Inc., a publicly-held biopharmaceutical company, most recently as Senior Vice President, Deputy General Counsel, and Assistant Secretary. Prior to Alnylam, Ms. DeLena served as Vice President, Legal, and Secretary at Praecis Pharmaceuticals, Inc., a publicly-held biotechnology company, establishing and managing the corporate legal function. Ms. DeLena started her legal career as a corporate associate in the Boston office of Skadden, Arps, Slate, Meagher & Flom LLP. Ms. DeLena received her J.D. from Northeastern University School of Law and her B.A. in English from Trinity College.

Niels Svenstrup, Ph.D., has served as our Senior Vice President, Chemistry, Manufacturing and Controls since April 2021. Previously, from July 2017 until April 2021, Dr. Svenstrup served as Vice President of Development and, subsequently, as Senior Vice President of Development at Cydan II, Inc., a privately-held orphan drug accelerator. From November 2015 until July 2017, Dr. Svenstrup served as Director of CMC at Ascendis Pharma A/S, a publicly-held biopharmaceutical company. Prior to that, Dr. Svenstrup served as Head of Department, Medicinal Chemistry, at H. Lundbeck A/S, a publicly-held international pharmaceutical company, from May 2008 to November 2015, and at Bayer Pharmaceuticals, a publicly-held global pharmaceuticals company, from December 2000 to May 2008 in various research and development leadership roles. Dr. Svenstrup performed postdoctoral research at The Scripps Research Institute. Dr. Svenstrup received a Ph.D. in Organic Chemistry and an M.Sc. in Chemistry and Cell Biology from the University of Southern Denmark.

Michelle L. Mellion, M.D., has served as our Senior Vice President, Clinical Development since April 2022. Previously, from August 2018 until March 2022, Dr. Mellion served in various roles of increasing seniority at Fulcrum Therapeutics, Inc., a publicly-held clinical-stage biotechnology company, including Executive Medical Director, Head of Neuromuscular Clinical Development, Senior Medical Director and Medical Director. Prior to Fulcrum Therapeutics, from December 2016 until August 2018, Dr. Mellion served as Medical Director at Vertex Pharmaceuticals Incorporated, a publicly-held commercial-stage biopharmaceutical company, and from February 2015 until November 2016, as Associate Medical Director at Biogen Inc., a publicly-held commercial-stage biotechnology company. In addition, from September 2020 until September 2021, Dr. Mellion served as an attending physician in pediatric neurology at Pratt Medical Associates and, from July 2006 until July 2018, served as an attending physician in neurology at The Neurology Foundation and as Assistant Professor of Neurology at the Warren Alpert Medical School of Brown University. During that time she served as the director of the Neurology Residency Program, Clinical Neurophysiology Fellowship and Attending Physician at the Rhode Island Hospital interdisciplinary MDA clinic. She completed her internship, neurology residency and fellowship in clinical neurophysiology at RIH/Warren Alpert Medical School of Brown University from 2001 until 2006 and is double board certified in neurology and clinical neurophysiology. She has multiple publications regarding various neuromuscular diseases and conditions. Dr. Mellion received an M.D. from Wake Forest University School of Medicine and a B.A. in Molecular Biology from Colgate University.

In February 2024, Jaya Goyal, Ph.D., former Executive Vice President, Research and Preclinical Development and an executive officer, voluntarily resigned from her role to pursue another opportunity.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or our subsidiaries or in which any such person has a material interest adverse to us or our subsidiaries.

PROPOSAL NO. 2 – APPROVAL OF AN AMENDMENT TO OUR

THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Background

In August 2022, the State of Delaware, which is our state of incorporation, enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law, or DGCL. As amended, DGCL Section 102(b)(7) now permits exculpation for direct claims brought by stockholders for breach of an officer’s fiduciary duty of care, including class actions. It does not eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the corporation itself or for derivative claims brought by stockholders in the name of the corporation. Furthermore, the limitation on liability does not apply to breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which the officer derived an improper personal benefit.

Our board of directors believes it is important to provide protection from certain liabilities and expenses that may discourage prospective or current directors from accepting or continuing membership on corporate boards and prospective or current officers from serving as officers of corporations. In the absence of such protection, qualified directors and officers might be deterred from serving as directors or officers due to exposure to personal liability and the risk that substantial expense will be incurred in defending lawsuits, regardless of merit. In particular, our board of directors took into account the narrow class and type of claims that such officers would be exculpated from liability pursuant to amended DGCL Section 102(b)(7), the limited number of our officers that would be affected, and the benefits our board of directors believes would accrue to PepGen by providing exculpation in accordance with amended DGCL Section 102(b)(7), including, without limitation, the ability to attract and retain key officers and the potential to reduce litigation costs associated with frivolous lawsuits.

Our board of directors balanced these considerations with our corporate governance guidelines and practices and determined that it is advisable and in the best interests of PepGen and our stockholders to adopt a new Article X of our Certificate of Incorporation, to adopt amended DGCL Section 102(b)(7) and extend exculpation protection to our officers in addition to our directors. We refer to this proposed amendment to our Certificate of Incorporation as the “Charter Amendment” in this proxy statement.

Text of Proposed Charter Amendment

The Certificate of Incorporation currently provides for the exculpation of directors but does not include a provision that allows for the exculpation of officers. To ensure we are able to attract and retain key officers and in an effort to reduce litigation costs associated with frivolous lawsuits, we propose to amend our Certificate of Incorporation to add a new Article X, which would state in its entirety as follows:

“ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate, as amended, to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this ARTICLE X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

This summary does not purport to be complete and is qualified in its entirety by the provisions of the proposed Certificate of Amendment to our Certificate of Incorporation, reflecting the foregoing Charter Amendment attached as Appendix A to this proxy statement.

Reasons for the Proposed Charter Amendment

Our board of directors believes it is appropriate for public companies in states that allow exculpation of officers to have exculpation clauses in their certificates of incorporation. The nature of the role of directors and officers often requires them to make decisions on crucial matters. Frequently, directors and officers must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, particularly in the current litigious environment and regardless of merit. Limiting concern about personal risk would empower both directors and officers to best exercise their business judgment in furtherance of stockholder interests. We expect our peers to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation, and failing to adopt the proposed Charter Amendment could impact our recruitment and retention of exceptional officer candidates that conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of our company.

For the reasons stated above, on March 15, 2024, our board of directors determined that the proposed Charter Amendment is advisable and in the best interest of PepGen and our stockholders and authorized and approved the proposed Charter Amendment and directed that it be considered at the Annual Meeting. Our board of directors believes the proposed Charter Amendment would better position us to attract top officer candidates and retain our current officers and enable the officers to exercise their business judgment in furtherance of the interests of the stockholders without the potential for distraction posed by the risk of personal liability. Additionally, it would align the protections for our officers with those protections currently afforded to our directors.

The proposed Charter Amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any officer.

Timing and Effect of the Charter Amendment

If the proposed Charter Amendment is approved by our stockholders, it will become effective immediately upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which we expect to file promptly after the Annual Meeting. Other than the proposed addition of Article X, the remainder of the Certificate of Incorporation will remain unchanged after effectiveness of the Charter Amendment. If the proposed Charter Amendment is not approved by our stockholders, the Certificate of Incorporation will remain unchanged. In accordance with the DGCL, our board of directors may elect to abandon the proposed Charter Amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval of the proposed Charter Amendment.

The board of directors recommends voting “FOR” Proposal No. 2 to approve the amendment to our Third Amended and Restated Certificate of Incorporation to limit the liability of certain officers as permitted by recent amendments to Delaware law. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

PROPOSAL NO. 3 – RATIFICATION OF THE APPOINTMENT OF KPMG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2024

PepGen’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. KPMG LLP has served as our independent registered public accounting firm since 2021.

The audit committee is solely responsible for selecting PepGen’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint KPMG LLP as our independent registered public accounting firm. However, the board of directors believes that submitting the appointment of KPMG LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain KPMG LLP. If the selection of KPMG LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of PepGen and its stockholders.

A representative of KPMG LLP is expected to be present at the virtual Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

The following table sets forth all fees paid or accrued by us for professional audit services and other services rendered by KPMG LLP during the years ended December 31, 2022 and December 31, 2023.

	2022	2023
Audit fees(1)	$726,900	$775,000
Audit-related fees(2)	—	—
Tax fees(3)	—	—
All Other Fees(4)	—	—
Total fees	$726,900	$775,000

(1)
Audit fees consist of fees paid to KPMG LLP for the audit of our annual financial statements, the review of interim consolidated financial statements and consultations on accounting matters directly related to the audit, and comfort letters, consents and assistance with and review of documents filed with the SEC, including those services as provided with respect to our registration statement on Form S-1 related to our initial public offering, or IPO, in May 2022.
(2)
“Audit Related Fees” consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. There were no such fees incurred in 2022 or 2023.
(3)
Tax fees consist of fees for professional services in connection with tax compliance, tax planning, and tax advice, including the review and preparation of our federal, state and foreign income tax returns and requests for rulings or technical advice from tax authorities. There were no such fees incurred in 2022 or 2023.
(4)
Other fees consist of aggregate fees billed for products and services provided by the independent registered public accounting firm other than those fees disclosed above. There were no such fees incurred in 2022 or 2023.

Audit Committee Pre-approval Policy and Procedures

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2023 and 2022 fiscal years, no services were provided to us by KPMG LLP other than in accordance with the pre-approval policies and procedures described above.

The board of directors recommends voting “FOR” Proposal No. 3 to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

PROPOSAL NO. 4 – APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING

TO THE EXTENT THERE ARE INSUFFICIENT VOTES TO APPROVE PROPOSAL NO. 2

We request our stockholders to consider and vote on a proposal to approve any adjournment of the Annual Meeting from time to time, if necessary or appropriate, including to solicit additional votes in favor of Proposal No. 2 if there are not sufficient votes at the time of the Annual Meeting to adopt Proposal No. 2 or to establish a quorum.

The approval of this proposal requires the affirmative vote of the holders of a majority of the votes properly cast for and against such matter at the Annual Meeting; provided, that in the absence of a quorum, the affirmative vote of the holders of a majority of the shares represented thereat is required for this proposal. Approval of this proposal is not a condition to the completion of Proposal No. 2. Abstentions and broker non-votes will have no effect with respect to this proposal (assuming the presence of a quorum), or, in the absence of a quorum, will have the same effect as a vote “AGAINST” this proposal.

The board of directors recommends a vote “FOR” the adjournment of the Annual Meeting to the extent there are insufficient votes to approve Proposal No. 2.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending such persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes: recommending to the board of directors for its approval criteria for the board of directors and committee membership, establishing a policy with regard to the consideration of director candidates recommended by stockholders and procedures to be followed by stockholders in submitting recommendations for director candidates; establishing a process for identifying and evaluating nominees for election to the board of directors, including nominees recommended by stockholders and any policies or procedures for consideration of such stockholder nomination; upon identifying individuals qualified to become members of the board of directors, consistent with the criteria approved by the board of directors, recommending that the board of directors select these individuals as nominees for election at each annual meeting of stockholders; provided that, if we are legally required by contract or otherwise to provide third parties the ability to nominate individuals for election to the board of directors, the selection and nomination of such nominees shall not be the responsibility of the nominating and corporate governance committee; recommending to the board of directors the directors for appointment as chair and as members of board committees; reviewing all stockholder nominations and proposals submitted to us under the Exchange Act or otherwise, and any proposal relating to the procedures for making nominations or electing directors; determining whether the nomination or proposal was submitted in a timely manner and, in the case of a director nomination, whether the nomination and the nominee satisfy all applicable eligibility requirements, and recommending action to the board of directors on each such nomination or proposal; and considering whether the performance of a director has been or is likely to be adversely affected by excessive time commitments, including service on other boards of directors.

In evaluating director candidates, including directors eligible for re-election, the nominating and corporate governance committee will consider the following:

•
The current size and composition of the board of directors and the needs of the board of directors and its respective committees.
•
Such factors as character, integrity, judgment, diversity, independence, skills, education, expertise, business acumen, business experience, length of service, understanding of our business and industry, conflicts of interest, and other commitments. The nominating and corporate governance committee need not assign any particular weight or priority to any one factor.
•
Any other factors the nominating and corporate governance committee considers appropriate.

The nominating and corporate governance committee requires the following qualifications to be satisfied by any nominee for a position on the board of directors:

•
High standards of personal and professional ethics and integrity.
•
Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•
Skills that are complementary to those of members of the existing board of directors.
•
The ability to assist and support management and make significant contributions to our success.
•
An understanding of the fiduciary responsibilities required of a director and a commitment to devote the time and energy necessary to perform those responsibilities.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Stockholder recommendations for director candidates must be submitted in writing to PepGen’s Corporate Secretary at 321 Harrison Avenue, 8th Floor, Boston, MA 02118 not less than 120 calendar days prior to the date on which our proxy statement was released to stockholders in connection with our previous year’s annual meeting and should include the following information:

•
The name and address of record of the stockholder.
•
A representation that the stockholder is a record holder of our securities or, if the stockholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Exchange Act.
•
The name, age, business and residential address, educational background, and principal occupation or employment of the recommended director candidate.

•
The class and number of shares of capital stock of PepGen that are held of record or are beneficially owned by the recommended director candidate.
•
A questionnaire with respect to the qualifications and background of the recommended director candidate that addresses the criteria for board of directors membership approved by the board of directors from time to time, including any diversity considerations.
•
A description of all agreements, arrangements or understandings between the stockholder and the recommended director candidate.
•
The consent of the recommended director candidate (i) to not become party to any agreement, arrangement, or understanding with any person or entity on how to act or vote on any matters that has not been disclosed to PepGen, (ii) to not become a party to any agreement, arrangement, or understanding with any person or entity other than PepGen relating to direct or indirect compensation, reimbursement or indemnification in connection with service or action as director, (iii) to be in compliance with all of PepGen’s policies and guidelines if elected at that meeting, and (iv) to serve as a director if elected at that meeting.
•
Any other information regarding the recommended director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

A stockholder desiring to nominate a person directly for election to the board of directors at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in our bylaws and the rules and regulations of the SEC. Our Corporate Secretary will provide a copy of our bylaws upon written request from a stockholder.

Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock has been approved for listing on The Nasdaq Global Select Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

Our board of directors has determined that all members of the board of directors, except Dr. McArthur, are independent directors, including for purposes of the rules of The Nasdaq Global Select Market and the SEC. In making such independence determinations, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances that our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director. In considering the independence of the directors listed above, our board of directors considered the association of our directors with the holders of more than 5% of our common stock. Our board of directors has determined that the composition and functioning of our board of directors and each of our committees complies with all applicable requirements of The Nasdaq Global Select Market and the rules and regulations of the SEC. There are no family relationships among any of our directors or executive officers. Dr. McArthur is not an independent director under these rules because he is our President and Chief Executive Officer.

Staggered Board

In accordance with the terms of our Certificate of Incorporation and bylaws, our board of directors is divided into three staggered classes of directors and each director is assigned to one of the three classes. At each annual meeting of the stockholders, a class of directors will be elected for a three-year term to succeed the directors of the same class whose terms are then expiring. The terms of the directors will expire upon the election and qualification of successor directors at the annual meeting of stockholders to be held during the years 2024 for Class II directors, 2025 for Class III directors and 2026 for Class I directors.

•
Our Class I directors are Christopher Ashton, Howard Mayer and Joshua Resnick;
•
Our Class II directors are James McArthur and Habib Joseph Dable; and
•
Our Class III directors are Heidi Henson and Laurie B. Keating.

Our Certificate of Incorporation and bylaws provide that the number of our directors shall be fixed from time to time by a resolution of the majority of our board of directors. On November 10, 2023, our nominating and corporate governance committee recommended, and our board of directors unanimously approved, an increase in the number of directors from six to seven. Our nominating and corporate governance committee further recommended, and our board of directors unanimously approved, that Howard Mayer be elected as a Class I director to fill such vacancy.

The division of our board of directors into three classes with staggered three-year terms may delay or prevent stockholder efforts to effect a change of our management or a change in control.

Board Leadership Structure and Board’s Role in Risk Oversight

Currently, the role of chair of our board of directors is separated from the role of Chief Executive Officer. Our Chief Executive Officer is responsible for recommending strategic decisions and capital allocation to the board of directors and to ensure the execution of the recommended plans. The chair of our board of directors is responsible for leading the board of directors in its fundamental role of providing advice to and independent oversight of management. Our board of directors recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to his position in the current business environment, as well as the commitment required to serve as our chair, particularly as the board of directors’ oversight responsibilities continue to grow. While our bylaws and corporate governance guidelines do not require that our chair and Chief Executive Officer positions be separate, our board of directors believes that having separate positions is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including the risks more fully discussed in the section titled “Risk Factors” appearing in our 2023 Annual Report. Management is responsible for the day-to-day management of risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of the board of directors in overseeing the management of our risks is conducted primarily through committees of the board of directors, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full board of directors (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chair of the relevant committee reports on the discussion to the full board of directors during the committee reports portion of the next board meeting. This enables the board of directors and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees of our Board of Directors

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee, each of which operates pursuant to a charter adopted by our board of directors. The board of directors may also establish other committees from time to time to assist us and our board of directors. The composition and functioning of all of our committees comply with all applicable requirements of the Sarbanes-Oxley Act of 2002, Nasdaq and SEC rules and regulations, subject to any applicable transition or phase-in periods. Each committee’s charter is available on our website at https://pepgen.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website, and you should not consider it to be part of this proxy statement.

Audit Committee

Heidi Henson, Christopher Ashton and Laurie B. Keating serve on the audit committee, which is chaired by Heidi Henson. Our board of directors has determined that each of Heidi Henson, Christopher Ashton and Laurie B. Keating satisfy the independence requirements under the Nasdaq listing standards and Rule 10A-3. As required by the Nasdaq listing rules and Rule 10A-3, the audit committee consists solely of independent directors. Each member of the audit committee has sufficient knowledge in financial and auditing matters to serve on the audit committee. Our board of directors has determined that Heidi Henson qualifies as an “audit committee financial expert,” as defined under the applicable rules of the SEC. The audit committee’s responsibilities include:

•
appointing, approving the compensation of, and assessing the independence of, our independent registered public accounting firm;
•
pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing the overall audit plan with our independent registered public accounting firm and members of management responsible for preparing our financial statements;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures as well as critical accounting policies and practices used by us;
•
coordinating the oversight and reviewing the adequacy of our internal control over financial reporting;
•
establishing policies and procedures for the receipt and retention of accounting-related complaints and concerns;
•
recommending, based upon the audit committee’s review and discussions with management and our independent registered public accounting firm, whether our audited financial statements shall be included in our annual report on Form 10-K;
•
monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to our financial statements and accounting matters;
•
preparing the audit committee report required by SEC rules to be included in our annual proxy statement;
•
periodically reviewing our enterprise risk management framework and major risk exposures, including but not limited to cybersecurity risks;
•
reviewing and discussing with management and our independent registered public accounting firm legal and regulatory requirements applicable to us and our compliance with such requirements and recommending, based upon such review and discussions, appropriate policies and procedures for compliance;
•
reviewing all related person transactions for potential conflict of interest situations and approving all such transactions; and
•
reviewing quarterly earnings and certain other press releases.

The audit committee met five times during 2023.

Compensation Committee

Laurie B. Keating, Christopher Ashton, Heidi Henson and Howard Mayer, who joined in November 2023 upon his election to the board of directors, serve on the compensation committee, which is chaired by Laurie B. Keating. Our board of directors has determined that each member of the compensation committee is “independent” as defined in the applicable Nasdaq rules. The compensation committee’s responsibilities include:

•
annually reviewing and recommending to the board of directors the corporate goals and objectives relevant to the compensation of our Chief Executive Officer;
•
evaluating the performance of our Chief Executive Officer in light of such corporate goals and objectives and, based on such evaluation, recommending to the board of directors the cash compensation of our Chief Executive Officer;
•
determining the cash compensation of our other executive officers;

•
overseeing and administering our compensation and similar plans;
•
reviewing our compensation policies and practices and assessing whether such policies and practices are reasonably likely to have a material adverse effect on us by encouraging excessive risk-taking;
•
reviewing and approving the retention or termination of any consulting firm or outside advisor to assist in the evaluation of compensation matters and evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;
•
retaining and approving the compensation of any compensation advisors;
•
reviewing and approving the grant of equity-based awards;
•
reviewing and recommending to the board of directors the compensation of our non-employee directors; and
•
preparing the compensation committee report, if and when required by SEC rules to be included in our annual proxy statement.

Each member of our compensation committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act.

The compensation committee met five times during 2023.

Nominating and Corporate Governance Committee

Joshua Resnick, Habib Joseph Dable and Laurie B. Keating serve on the nominating and corporate governance committee, which is chaired by Joshua Resnick. Our board of directors has determined that each member of the nominating and corporate governance committee is “independent” as defined in the applicable Nasdaq rules. The nominating and corporate governance committee’s responsibilities include:

•
developing and recommending to the board of directors criteria for board and committee membership;
•
establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;
•
reviewing the size and composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;
•
identifying individuals qualified to become members of the board of directors;
•
recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;
•
reviewing and recommending to the board of directors appropriate corporate governance guidelines; and
•
overseeing the evaluation of our board of directors and its committees.

The nominating and corporate governance committee acted by written consent twice during 2023 but did not hold any formal meetings.

Our board of directors may from time to time establish other committees.

Board and Committee Meetings Attendance

The full board of directors met five times during 2023. During 2023, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served), with the exception of Howard Mayer, who joined our board of directors and was appointed to our compensation committee in November 2023 and was unable to attend a compensation committee meeting held in December 2023 due to a pre-existing conflict that pre-dated his election.

Director Attendance at Annual Meeting of Stockholders

We will, to the extent practicable, schedule a board of directors meeting on the same date as the annual meeting of stockholders and, accordingly, all of our directors are expected to attend the annual meeting of stockholders. All of our directors attended the 2023 annual meeting of stockholders.

Compensation Committee Interlocks and Insider Participation

In 2023, the compensation committee consisted of Christopher Ashton, Laurie B. Keating, Heidi Henson and Howard Mayer, who joined in November 2023 upon his election to the board of directors. None of the members of our compensation committee has at any time during the prior three years been one of our officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or compensation committee.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics. The Code of Business Conduct and Ethics applies to our directors, officers, and employees, including our principal executive officer, principal financial officer, principal accounting officer, or controller, or persons performing similar functions. The full text of our Code of Business Conduct and Ethics is posted on our website at https://pepgen.com. The information on our website is deemed not to be incorporated in this proxy statement. If we make any substantive amendments to, or grant any waivers from, our Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Limitations on Liability and Indemnification Agreements

As permitted by Delaware law, provisions in our Certificate of Incorporation and bylaws limit or eliminate the personal liability of directors for a breach of their fiduciary duty of care as a director. The duty of care generally requires that, when acting on behalf of the corporation, a director exercise an informed business judgment based on all material information reasonably available to him or her. Consequently, a director will not be personally liable to us or our stockholders for monetary damages or breach of fiduciary duty as a director, except for liability for:

•
any breach of the director’s duty of loyalty to us or our stockholders;
•
any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•
any act related to unlawful stock repurchases, redemptions or other distributions or payments of dividends; or
•
any transaction from which the director derived an improper personal benefit.

These limitations of liability do not limit or eliminate our rights or any stockholder’s rights to seek non-monetary relief, such as injunctive relief or rescission. These provisions will not alter a director’s liability under other laws, such as the federal securities laws or other state or federal laws. Our Certificate of Incorporation also authorizes us to indemnify our officers, directors and other agents to the fullest extent permitted under Delaware law.

We are also seeking stockholders’ approval of Proposal No. 2 at the Annual Meeting, which, if approved, will amend our Certificate of Incorporation to limit the liability of certain of our officers as permitted by recent amendments to Delaware law.

As permitted by Delaware law, our bylaws provide that:

•
we will indemnify our directors and officers, and may indemnify non-officer employees and other agents to the fullest extent permitted by law;
•
we must advance expenses to our directors, and may advance expenses to officers, non-officer employees and other agents, in connection with a legal proceeding to the fullest extent permitted by law; and
•
the rights provided in our bylaws are not exclusive.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director or officer, then the liability of our directors or officers will be so eliminated or limited to the fullest extent permitted by Delaware law, as so amended. Our bylaws will also permit us to secure insurance on behalf of any officer, director, non-officer employee or other agent for any liability arising out of his or her actions in connection with their services to us, regardless of whether our bylaws permit such indemnification. We have obtained such insurance.

In addition to the indemnification that is provided for in our Certificate of Incorporation and bylaws, we have entered into separate indemnification agreements with each of our directors and executive officers, which are broader than the specific indemnification provisions contained in the Delaware General Corporation Law. These indemnification agreements require us, among other things, to indemnify our directors and executive officers for some expenses, including attorneys’ fees, expenses, judgments, fines and settlement amounts incurred by a director or executive officer in any action or proceeding arising out of their service as one of our directors or executive officers or their services for any other company or enterprise to which the person provides services at our request. We believe that these provisions and agreements are necessary to attract and retain qualified individuals to serve as directors and executive officers.

This description of the indemnification provisions of our Certificate of Incorporation, our bylaws and our indemnification agreements is qualified in its entirety by reference to these documents, each of which is attached as an exhibit to our 2023 Annual Report.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to our directors, officers and controlling persons pursuant to the foregoing provisions, or otherwise, we have been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act, and is, therefore, unenforceable.

There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Policy on Trading, Pledging and Hedging of Company Stock

Certain transactions in our securities (such as purchases and sales of publicly traded put and call options, and short sales) create a heightened compliance risk or could create the appearance of misalignment between management and stockholders. In addition, securities held in a margin account or pledged as collateral may be sold without consent if the owner fails to meet a margin call or defaults on the loan, thus creating the risk that a sale may occur at a time when an officer or director is aware of material, non-public information or otherwise is not permitted to trade in Company securities. Our insider trading policy expressly prohibits our executive officers, directors, employees and designated consultants from engaging in certain prohibited transactions, including short sales, purchases or sales of derivative securities or hedging transactions, the use of our securities as collateral in a margin account, and pledging of our securities.

Communication with the Directors of PepGen

Our board of directors provides to every stockholder the ability to communicate with the board of directors, as a whole, and with individual directors on the board of directors through an established process for stockholder communication as follows:

•
For a stockholder communication directed to the board of directors as a whole, stockholders may send such communication to the attention of the chair of the board of directors via U.S. Mail or Expedited Delivery Service to PepGen Inc., 321 Harrison Avenue, 8th Floor, Boston, MA 02118, Attn: Chair of the Board of Directors
•
For a stockholder communication directed to an individual director in his or her capacity as a member of the board of directors, stockholders may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to PepGen Inc., 321 Harrison Avenue, 8th floor, Boston, MA 02118, Attn: Name of Individual Director.

We will forward by U.S. Mail any such stockholder communication to each director, and the chair of the board of directors in his or her capacity as a representative of the board of directors, to whom such stockholder communication is addressed to the address specified by each such director and the chair of the board of directors.

Communications from an officer or director of PepGen and proposals submitted by stockholders to be included in our annual proxy statement, pursuant to Rule 14a-8, and director nominations, pursuant to Rule 14a-11, of the Exchange Act (and related communications) will not be viewed as a stockholder communication. Communications from an employee or agent of PepGen will be viewed as stockholder communication only if such communications are made solely in such employee’s or agent’s capacity as a stockholder.

Board and Committee Evaluations

The nominating and corporate governance committee oversees and establishes the annual board and committee evaluation process. Generally, the board and each committee conduct self-evaluations by means of written questionnaires completed by each director and committee member. The responses are summarized and provided to the board and each committee at future meetings in order to facilitate an examination and discussion by the board and each committee of the effectiveness of the board and committees, board and committee structure and dynamics, and areas for possible improvement. The nominating and corporate governance committee annually establishes the board and committee evaluation process and may determine to use an independent third party evaluation process from time to time in the future.

Director Compensation

The following table presents the total compensation for each person who served as a non-employee member of our board of directors during the fiscal year ended December 31, 2023. Other than as set forth in the table and described more fully below, we did not pay any compensation, make any equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in 2023 for their services as members of our board of directors. James McArthur, Ph.D., our President and Chief Executive Officer, received no additional compensation for his service as a director. See the section titled “Executive Compensation” for more information on the compensation paid to or earned by Dr. McArthur for the year ended December 31, 2023.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)	All Other Compensation ($)	Total ($)
Christopher Ashton, Ph.D. (3)	47,500	68,324	—	115,824
Joshua Resnick, M.D., M.B.A. (4)	43,000	68,324	—	111,324
Habib Joseph Dable (5)	39,000	51,243	—	90,243
Laurie B. Keating, J.D.	86,500	68,324	—	154,824
Heidi Henson	55,000	68,324	—	123,324
Howard Mayer, M.D. (6)	5,652	58,503	—	64,155

(1)
Amounts reported represent the grant date fair value of options to shares of our common stock, calculated in accordance with Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC Topic 718. Such grant date fair value does not take into account any estimated forfeitures. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in the notes to our consolidated financial statements included in our 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the options and does not correspond to the actual economic value that may have been received upon exercise of the options or any sale of any of the underlying shares.
(2)
As of December 31, 2023, Dr. Ashton, Mr. Dable, Ms. Keating, Ms. Henson and Dr. Mayer, held options to purchase 59,297, 31,686, 116,064, 78,676, and 22,686 shares of our common stock, respectively. As of December 31, 2023, Dr. Resnick held options to purchase 23,667 shares of our common stock for the benefit of RA Capital Management L.P. Dr. Resnick’s arrangement with RA Capital Management L.P. obligates him to turn over to RA Capital any stock received from exercising such option. Dr. Resnick therefore disclaims beneficial ownership of the foregoing shares of common stock underlying the outstanding options held by him.
(3)
Pursuant to the terms of Dr. Ashton's employment agreement with Oxford Science Enterprises plc, he is obligated to transfer any cash compensation from PepGen to Oxford Science Enterprises. Fees paid in cash for Dr. Ashton's services on our board were paid by PepGen directly to Oxford Science Enterprises plc.
(4)
Pursuant to the terms of Dr. Resnick's employment agreement with RA Capital, he is obligated to transfer any cash compensation from PepGen to RA Capital Management, L.P. Fees paid in cash for Dr. Resnick's services on our board were paid by PepGen directly to RA Capital Management, L.P.
(5)
Mr. Dable joined our board of directors in September 2022. Accordingly, the annual equity award granted in June 2023 was pro-rated.
(6)
Dr. Mayer joined our board of directors in November 2023. Accordingly, cash fees reported reflect Dr. Mayer's partial year of service.

Non-Employee Director Compensation Policy

Our board of directors has adopted a non-employee director compensation policy effective on July 1, 2022, as subsequently amended on April 28, 2023, that is designed to enable us to attract and retain, on a long-term basis, highly qualified non-employee directors. Our compensation committee periodically reviews the compensation we pay to our non-employee directors, with input from our independent compensation consultant. Following its review in 2023, our compensation committee and our board of directors determined to adjust certain elements of the compensation paid to our non-employee directors, including increasing annual director stock option awards from 11,343 shares to 12,000 shares, and reducing the vesting schedule of any future initial option grants to new non-employee directors from four years to three years. Pursuant to the policy, as updated as of April 28, 2023, each director who is not an employee will be paid compensation for services provided us as set forth below:

Cash Retainers

Annual Retainer for Board Membership: $35,000 for general availability and participation in meetings and conference calls of our board of directors, to be paid quarterly in arrears, pro-rated based on the number of actual days served by the director during such calendar quarter. No additional compensation will be paid for attending individual meetings of the board of directors.

Additional Annual Retainer for Non-Executive Chair	$30,000
Additional Annual Retainers for Committee Membership:
Audit Committee Chair	$15,000
Audit Committee member	$7,500
Compensation Committee Chair	$10,000
Compensation Committee member	$5,000
Nominating and Corporate Governance Committee Chair	$8,000
Nominating and Corporate Governance Committee member	$4,000

Chair and committee member retainers are in addition to retainers for members of the board of directors. No additional compensation will be paid for attending individual committee meetings of the board of directors.

Equity Retainers

Initial Award: An initial, one-time stock option award, or the Initial Award, to purchase 22,686 shares will be granted to each new non-employee director upon his or her election to the board of directors, which shall vest as follows: 33% on the first anniversary of such non-employee director’s election to the board of directors, and the remainder ratably in equal monthly installments over the remaining two years, provided, however, that all vesting shall cease if the individual ceases to serve as a director, unless the board of directors determines that the circumstances warrant continuation of vesting. Prior to April 28, 2023, Initial Awards vested as follows: 25% on the first anniversary of such non-employee director’s election to the board of directors, and the remainder ratably in equal monthly installments over the remaining three years. The Initial Award shall expire ten years from the date of grant, and shall have a per share exercise price equal to the Fair Market Value (as defined in our 2022 Stock Option and Incentive Plan, or the 2022 Plan) of our common stock on the date of grant. Other than Dr. Mayer, each of the non-employee director’s initial awards were subject to the vesting schedule in effect prior to April 28, 2023.

Annual Award: On the date of each annual meeting of stockholders of PepGen, each continuing non-employee director, who has been appointed to the board of directors for at least four months, will receive an annual stock option award, or the Annual Award, to purchase 12,000 shares (provided that any such non-employee director not serving for the prior 12 months will have such grant pro-rated to reflect months of service in the prior year). The Annual Award was increased as of April 28, 2023 from 11,343 shares to 12,000 shares. The Annual Award shall vest in full upon the earlier of (i) the first anniversary of the date of grant or (ii) the date of the next annual meeting; provided, however, that all vesting shall cease if the individual ceases to serve as a director, unless the board of directors determines that the circumstances warrant continuation of vesting. Such Annual Award shall expire ten years from the date of grant, and shall have a per share exercise price equal to the Fair Market Value (as defined in the 2022 Plan) of our common stock on the date of grant.

Sale Event Acceleration: All outstanding Initial Awards and Annual Awards held by a non-employee director shall become fully vested and exercisable upon a Sale Event (as defined in the 2022 Plan).

Expenses

We will reimburse all reasonable out-of-pocket expenses incurred by non-employee directors in attending meetings of the board of directors or any committee thereof.

Maximum Annual Compensation

The aggregate amount of cash and equity compensation paid to any non-employee director in a calendar year may not exceed $1,000,000 for the first year of service and $750,000 for each year of service thereafter (or such other limits as may be set forth in the 2022 Plan, or any similar provision of a successor plan). For this purpose, the “amount” of equity compensation paid in a calendar year shall be determined based on the grant date fair value thereof, as determined in accordance with FASB ASC Topic 718 or its successor provision but excluding the impact of estimated forfeitures related to service-based vesting conditions.

The board of directors, in consultation with our compensation consultant, will continue to review non-employee director compensation from time to time.

Executive Compensation

Overview

The following discussion contains forward-looking statements that are based on our current plans and expectations regarding our future compensation programs. The actual amount and form of compensation that we pay and the compensation policies and practices that we adopt in the future may differ materially from the currently-planned programs that are summarized in this discussion.

As an emerging growth company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Exchange Act. The compensation provided to our named executive officers for the fiscal years ended December 31, 2023 and 2022 is detailed in the 2023 Summary Compensation Table and accompanying footnotes and narrative that follow. Our named executive officers for the fiscal year ending December 31, 2023, are:

•
James McArthur, Ph.D., our President and Chief Executive Officer;
•
Noel P. Donnelly, M.B.A., our Chief Financial Officer; and
•
Michelle L. Mellion, M.D., our Senior Vice President, Clinical Development

Michelle Mellion, M.D., joined PepGen as our Senior Vice President, Clinical Development in April 2022.

2023 Summary Compensation Table

The following table provides information regarding the total compensation awarded to, earned by, and paid to our named executive officers for services rendered to us in all capacities during the years listed below.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	All Other Compensation ($)(4)	Total ($)
James McArthur, Ph.D. President and Chief Executive Officer	2023	572,000	228,800	2,615,003	9,900	3,425,703
	2022	522,333	302,500	3,677,494	9,150	4,511,477
Noel P. Donnelly, M.B.A. Chief Financial Officer	2023	450,341	144,000	1,369,310	9,900	1,973,551
	2022	433,020	208,000	1,333,702	9,150	1,983,872
Michelle Mellion, M.D. (5) Senior Vice President, Clinical Development	2023	388,906	109,000	903,365	9,900	1,411,171

(1)
Amounts reported reflect base salary earned in the applicable fiscal year and reflect any applicable increases, as further described below.
(2)
The amounts reported represent performance-based cash bonuses earned in 2023 and 2022 based on achievement of performance objectives as determined by our board of directors. Amounts earned were paid in the first quarter of the calendar year following the year to which the cash bonus relates. See "—Narrative to Summary Compensation Table—Annual Bonuses" below for a general description of the criteria that our board of directors used to determine the performance-based cash bonuses.
(3)
The amounts reported represent the grant date fair value of options to purchase shares of our common stock, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the awards reported in this column are set forth in the notes to our consolidated financial statements included in our 2023 Annual Report. The amounts reported in this column reflect the accounting cost for the options and do not correspond to the actual economic value that may have been received upon exercise of the options or any sale of any of the underlying shares.
(4)
The amounts reported reflect 401(k) non-elective contributions made by us to each of our named executive officers.
(5)
Dr. Mellion was not a named executive officer in 2022.

Narrative to Summary Compensation Table

Base Salary

We use base salaries to recognize the experience, skills, knowledge and responsibilities required of all our employees, including our named executive officers. Base salaries are reviewed annually, typically in connection with our annual performance review process, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. As of December 31, 2023, the annual base salaries for Dr. McArthur, Mr. Donnelly, and Dr. Mellion were $572,000, $450,341 and $388,906, respectively. As of December 31, 2022, the annual base salaries for Dr. McArthur and Mr. Donnelly were $550,000 and $433,020, respectively. The compensation committee retained Pay Governance, LLC, as its external compensation consultant and the board of directors and compensation committee considered Pay Governance's input on certain compensation matters as they deemed appropriate, including the increase in base salaries.

Annual Bonuses

We pay discretionary cash bonuses to reward our executives for their performance over the fiscal year, based on the achievement of certain corporate performance goals, as further described below. We believe such bonuses properly incentivize our named executive officers and allow us to remain competitive within the marketplace. For the fiscal year ended December 31, 2023, each of Dr. McArthur, Mr. Donnelly, and Dr. Mellion was eligible to earn an annual discretionary cash bonus based on the achievement of corporate and individual performance goals as determined by our board of directors. The target annual bonus for each of Dr. McArthur, Mr. Donnelly, and Dr. Mellion for the fiscal year ended December 31, 2023 were 50%, 40% and 35% of annual base salary, respectively. Based on our achievement of the applicable corporate performance goals for 2023, which was deemed to have been achieved at 80% for each of Dr. McArthur, Mr. Donnelly, and Dr. Mellion, each named executive officer earned the amounts set forth in the 2023 Summary Compensation Table above. Amounts earned were paid in the first quarter of 2024.

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain in our employment during the vesting period. During the fiscal year ended December 31, 2023, we granted stock option awards to each of our named executive officers, as described in more detail in the “Outstanding Equity Awards at Fiscal 2023 Year-end” table.

Employment Agreements with our Named Executive Officers

We have entered into an employment contract with each of the named executive officers in connection with their employment or other service relationship with us, which set forth the terms and conditions of their respective employment or service relationship.

James McArthur, Ph.D.

On January 21, 2021, we entered into an employment agreement, or the 2021 McArthur Employment Agreement, with Dr. McArthur, to be employed as our Chief Executive Officer. The 2021 McArthur Employment Agreement provided for Dr. McArthur’s initial annual base salary, a discretionary annual bonus, and his ability to participate in our benefit plans generally. In addition, the 2021 McArthur Employment Agreement included his initial equity award. The 2021 McArthur Employment Agreement also provided for certain benefits in the event of the termination of Dr. McArthur’s employment under certain circumstances.

On March 21, 2023, we entered into a new employment agreement, or the 2023 McArthur Employment Agreement, with Dr. McArthur, to continue to be employed as our President and Chief Executive Officer. The 2023 McArthur Employment Agreement supersedes in all respects the 2021 McArthur Employment Agreement. The 2023 McArthur Employment Agreement provides for Dr. McArthur’s annual base salary, a discretionary annual bonus, and his ability to participate in our benefit plans generally. Dr. McArthur’s target bonus is equal to 50% of his annual base salary.

The 2023 McArthur Employment agreement provides that in the event of a termination of Dr. McArthur’s employment by us without “cause” or Dr. McArthur’s resignation for “good reason” (each as defined in the 2023 McArthur Employment Agreement), subject to Dr. McArthur’s execution of a Separation Agreement and Release (as defined in 2023 McArthur Employment Agreement) and such Separation Agreement and Release becoming fully effective, we will pay Dr. McArthur (i) a severance amount equal to twelve (12) months of his base salary, (ii) subject to Dr. McArthur’s election to receive continued health benefits under COBRA, payment of premiums for participation in our health benefit plans (or cash payments equal to the amount of such premiums) for up to twelve (12) months, and (iii) a prorated target bonus for the year in which the termination occurs. In addition, in the event that such a termination occurs within twelve (12) months following the effective date of a “Sale Event” (as defined in our applicable equity plans), subject to Dr. McArthur’s execution of a Separation Agreement and Release and such Separation Agreement and Release becoming fully effective, we will pay Dr. McArthur (i) a severance amount equal to eighteen (18) months of his base salary, payable in lump sum, (ii) subject to Dr. McArthur’s election to receive continued health benefits under COBRA, payment of premiums for participation in our health benefit plans (or cash payments equal to the amount of such premiums) for up to eighteen (18) months, (iii) the target bonus for the year in which the termination occurs, payable in lump sum, and (iv) any unvested equity awards, subject to time-based vesting, held by Dr. McArthur immediately prior to his termination date will be deemed immediately vested effective as of the termination date.

In the event that payments or benefits owed to Dr. McArthur constitute “parachute payments” within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended, or the Code, and would be subject to the excise tax imposed by Section 4999 of the Code, such payments or benefits will be reduced to an amount that does not result in the imposition of such excise tax, but only if such reduction results in Dr. McArthur receiving a higher net-after-tax amount than he would have absent such reduction.

Noel P. Donnelly, M.B.A.

On September 29, 2021, we entered into an employment agreement, or the 2021 Donnelly Employment Agreement, with Mr. Donnelly, to be employed as our Chief Financial Officer. The 2021 Donnelly Employment Agreement provided for Mr. Donnelly’s annual base salary, a discretionary target annual bonus and his ability to participate in our benefit plans generally. In addition, the 2021 Donnelly Employment Agreement included his initial equity award. The 2021 Donnelly Employment Agreement also provided for certain benefits in the event of the termination of Mr. Donnelly’s employment under certain circumstances.

On March 21, 2023, we entered into a new employment agreement, or the 2023 Donnelly Employment Agreement, with Mr. Donnelly, to continue to be employed as our Chief Financial Officer. The 2023 Donnelly Employment Agreement supersedes in all respects the 2021 Donnelly Employment Agreement. The 2023 Donnelly Employment Agreement provides for Mr. Donnelly’s annual base salary, a discretionary annual bonus and his ability to participate in our benefit plans generally. Mr. Donnelly’s target bonus is equal to 40% of his annual base salary.

The 2023 Donnelly Employment agreement provides that in the event of a termination of Mr. Donnelly’s employment by the us without “cause” or his resignation for “good reason” (each as defined in the Donnelly Employment Agreement), subject to Mr. Donnelly’s execution of a Separation Agreement and Release (as defined in the 2023 Donnelly Employment Agreement) and such Separation Agreement and Release becoming fully effective, we will pay Mr. Donnelly (i) a severance amount equal to nine (9) months of his base salary, (ii) subject to Mr. Donnelly’s election to receive continued health benefits under COBRA, payment of premiums for participation in our health benefit plans (or cash payments equal to the amount of such premiums) for up to nine (9) months, and (iii) a prorated target bonus for the year in which the termination occurs. In addition, in the event that such a termination occurs within twelve (12) months following the effective date of a “Sale Event” (as defined in our applicable equity plans), subject to Mr. Donnelly’s execution of a Separation Agreement and Release and such Separation Agreement and Release becoming fully effective, we will pay Mr. Donnelly (i) a severance amount equal to twelve (12) months of his base salary payable in lump sum, (ii) subject to Mr. Donnelly’s election to receive continued health benefits under COBRA, payment of premiums for participation in our health benefit plans (or cash payments equal to the amount of such premiums) for up to eighteen (18) months, (iii) the target bonus for the year in which the termination occurs, payable in lump sum, and (iv) any unvested equity awards, subject to time-based vesting, held by Mr. Donnelly immediately prior to his termination date will be deemed immediately vested effective as of the termination date.

In the event that payments or benefits owed to Mr. Donnelly constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code, such payments or benefits will be reduced to an amount that does not result in the imposition of such excise tax, but only if such reduction results in Mr. Donnelly receiving a higher net-after-tax amount than he would have absent such reduction.

Michelle Mellion, M.D.

On March 27, 2022, we entered into an employment agreement, or the 2022 Mellion Employment Agreement, with Dr. Mellion, to be employed as our Senior Vice President, Clinical Development. The 2022 Mellion Employment Agreement provided for Dr. Mellion’s annual base salary, a discretionary target annual bonus and her ability to participate in our benefit plans generally. In addition, the 2022 Mellion Employment Agreement included her initial equity award. The 2022 Mellion Employment Agreement also provided for certain benefits in the event of the termination of Dr. Mellion’s employment under certain circumstances.

On March 21, 2023, we entered into a new employment agreement, or the 2023 Mellion Employment Agreement, with Dr. Mellion, to continue to be employed as our Senior Vice President, Clinical Development. The 2023 Mellion Employment Agreement supersedes in all respects the 2022 Mellion Employment Agreement. The 2023 Mellion Employment Agreement provides for Dr. Mellion’s annual base salary, a discretionary annual bonus and her ability to participate in our benefit plans generally. Dr. Mellion’s target bonus is equal to 35% of her annual base salary.

The 2023 Mellion Employment Agreement provides that in the event of a termination of Dr. Mellion’s employment by us without “cause” or Dr. Mellion’s resignation for “good reason” (each as defined in the 2023 Mellion Employment Agreement), subject to Dr. Mellion’s execution of a Separation Agreement and Release (as defined in 2023 Mellion Employment Agreement) and such Separation Agreement and Release becoming fully effective, we will pay Dr. Mellion (i) a severance amount equal to nine (9) months of her base salary, (ii) subject to Dr. Mellion’s election to receive continued health benefits under COBRA, payment of premiums for participation in our health benefit plans (or cash payments equal to the amount of such premiums) for up to nine (9) months, and (iii) prorated target bonus for the year in which the termination occurs. In addition, in the event that such a termination occurs within twelve (12) months following the effective date of a “Sale Event” (as defined in our applicable equity plans), subject to Dr. Mellion’s execution of a Separation Agreement and Release and such Separation Agreement and Release becoming fully effective, we will pay Dr. Mellion (i) a severance amount equal to twelve (12) months of her base salary, payable in lump sum, (ii) subject to Dr. Mellion’s election to receive continued health benefits under COBRA, payment of premiums for participation in our health benefit plans (or cash payments equal to the amount of such premiums) for up to eighteen (18) months, (iii) the target bonus for the year in which the termination occurs, payable in lump sum, and (iv) any unvested equity awards, subject to time-based vesting, held by Dr. Mellion immediately prior to her termination date will be deemed immediately vested effective as of the termination date.

In the event that payments or benefits owed to Dr. Mellion constitute “parachute payments” within the meaning of Section 280G of the Code and would be subject to the excise tax imposed by Section 4999 of the Code, such payments or benefits will be reduced to an amount that does not result in the imposition of such excise tax, but only if such reduction results in Dr. Mellion receiving a higher net-after-tax amount than she would have absent such reduction.

Outstanding Equity Awards at Fiscal 2023 Year-end

The following table sets forth information regarding outstanding equity awards held by our named executive officers as of December 31, 2023:

Option Awards(1)(2)
Name	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
James McArthur, Ph.D.	3/22/2021 9/6/2021 3/7/2022 5/6/2022 3/1/2023	1/21/2021 9/6/2021 3/7/2022 5/6/2022 3/1/2023	228,555 239,210 17,865 281,600 —	96,499 195,125 22,959 184,495 275,000	$2.71 $8.96 $11.23 $12.00 $15.25	3/21/2031 9/5/2031 3/6/2032 5/5/2032 2/28/2033
Noel Donnelly, M.B.A.	11/11/2021 5/6/2022 3/1/2023	10/15/2021 5/6/2022 3/1/2023	110,141 66,910 —	93,198 102,127 144,000	$10.88 $12.00 $15.25	11/10/2031 5/5/2032 2/28/2033
Michelle Mellion, M.D.	5/6/2022 7/1/2022 3/1/2023	5/6/2022 4/4/2022 3/1/2023	6,592 41,666 —	10,063 58,334 95,000	$12.00 $10.21 $15.25	5/5/2032 6/30/2032 2/28/2033

(1)
All stock options have been granted pursuant to the terms of our 2020 Stock Plan and 2022 Plan. Upon terminations of employment in connection with a change in control in certain situations, vesting of options and stock awards is accelerated, as described above under “—Employment Agreements with our Named Executive Officers.”
(2)
The stock options vest over four years following the vesting commencement date, with 25% of such shares vesting on the first anniversary of the vesting commencement date, and the remaining shares vesting in 36 equal monthly installments thereafter, subject to the executive’s continued service through each vesting date.

Employee Benefits and Equity Compensation Plans

2022 Stock Option and Incentive Plan

Our 2022 Plan was adopted by our board of directors on April 27, 2022, approved by our stockholders on April 29, 2022 and became effective upon the date immediately preceding the date on which the registration statement in connection with our IPO in May 2022 was declared effective by the SEC. The 2022 Plan replaced the 2020 Stock Plan, or the 2020 Plan, as our board of directors determined not to make additional awards under the 2020 Plan following the closing of our IPO. However, the 2020 Plan continues to govern outstanding equity awards granted thereunder. The 2022 Plan allows us to make equity-based and cash-based incentive awards to our officers, employees, directors and consultants.

The 2022 Plan provides that upon the effectiveness of a “sale event,” as defined in the 2022 Plan, an acquirer or successor entity may assume, continue or substitute outstanding awards under the 2022 Plan. To the extent that awards granted under the 2022 Plan are not assumed or continued or substituted by the successor entity, upon the effective time of the sale event, such awards shall terminate. In such case, except as may be otherwise provided in the relevant award certificate, all options and stock appreciation rights that are not exercisable immediately prior to the effective time of the sale event shall become fully exercisable as of the effective time of the sale event, all other awards with time based vesting, conditions or restrictions, shall become fully vested and nonforfeitable as of the effective time of the sale event and all awards with conditions and restrictions relating to the attainment of performance goals may become vested and nonforfeitable in the discretion of the administrator or to the extent specified in the relevant award certificate. In the event of such termination, (i) individuals holding options and stock appreciation rights will be permitted to exercise such options and stock appreciation rights (to the extent exercisable) within a specified period of time prior to the sale event or (ii) we may make or provide for a payment, in cash or in kind, to participants holding vested and exercisable options and stock appreciation rights equal to the difference between the per share consideration payable to stockholders in the sale event and the exercise price of the options or stock appreciation rights and we may make or provide for a payment, in cash or in kind, to participants holding other vested awards.

2020 Stock Plan

Our board of directors adopted and our stockholders approved our 2020 Plan in November 2020. Following the effectiveness of the 2022 Plan, we have not and will not grant any further awards under our 2020 Plan, but all outstanding awards under the 2020 Plan will continue to be governed by their existing terms.

The 2020 Plan provides that in the event we are a party to a merger or consolidation, or in the event of a sale of all or substantially all of our stock or assets, outstanding awards may be subject to the following treatment: (i) continuation, assumption or substitution with a comparable award; (ii) cancelation in exchange for payment with respect to the vested portion of an award equal to the excess of the value, as determined by the board of directors, of the property received by the holder of a share of stock in the transaction, over, if applicable, the per share exercise price of the award; (iii) cancelation of an option for no consideration, provided that the holder is given notice and the opportunity to exercise the option to the extent vested or will become vested as of the effective date of the transaction during a period of not less than five business days preceding the effective date of the transaction; or (iv) in the case of an option, (A) suspension of the optionee’s right to exercise the option during a limited period of time preceding the closing of the transaction if such suspension is administratively necessary to facilitate the closing of the transaction and/or (B) termination of any right the optionee has to exercise the option prior to vesting in the shares subject to the option (i.e., “early exercise”), such that following the closing of the transaction the option may only be exercised to the extent it is vested, an acquirer or successor entity may assume, continue or substitute for the outstanding awards under the 2020 Plan.

Nonqualified Deferred Compensation

Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during fiscal 2022 or 2023.

401(k) and Pension Scheme

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. Our named executive officers are eligible to participate in the 401(k) plan on the same terms as other full-time employees. Our 401(k) plan is intended to qualify for favorable tax treatment under Section 401(a) of the Code, and contains a cash or deferred feature that is intended to meet the requirements of Section 401(k) of the Code. Our 401(k) plan provides for a non-elective employer contribution equal to 3% of eligible compensation, up to $20,500, regardless of an employee’s contribution. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Other Benefits

Our named executive officers are eligible to participate in our employee benefit plans on the same basis as our other employees, including our health and welfare plans.

Clawback Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, our board of directors adopted, following the recommendation of our compensation committee, a compensation recovery policy effective as of October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

The following is a description of transactions or series of transactions since January 1, 2022, to which we were or will be a party, in which:

•
the amount involved in the transaction exceeds, or will exceed, the lesser of $120,000 or one percent of the average of our total assets as of the end of our last two completed fiscal years; and
•
in which any of our executive officers, directors or holders of five percent or more of any class of our capital stock, including their immediate family members or affiliated entities, had or will have a direct or indirect material interest.

Compensation arrangements for our named executive officers and our directors are described elsewhere in this proxy statement under “Executive Compensation” and “Director Compensation—Non-Employee Director Compensation.”

Warrant Exercise

In connection with our IPO, entities affiliated with RA Capital elected to exercise their warrants to purchase, in the aggregate, 35,529 shares of our Series A-2 convertible preferred stock on May 4, 2022.

License Agreement with OUI and MRC

In March 2018, we entered into a license agreement, or OUI/MRC License, with Oxford University Innovation Limited, or OUI, and the Medical Research Council of United Kingdom Research and Innovation, or MRC, which was subsequently amended in December 2018 and further amended and restated in November 2020. Each of OUI and MRC and their affiliates held shares of the our Series A-1 and Series A-2 preferred stock and Class A common stock.

Pursuant to the OUI/MRC License, we obtained from OUI and MRC an exclusive, royalty-bearing, sublicensable with consent (through one tier) license under certain patent rights, or the OUI/MRC Patents, and data, or the OUI/MRC Licensed Technology, and a non-exclusive, royalty-bearing, sublicensable (through one tier) license under certain know-how, or the OUI/MRC Know-How, for certain biological and chemical compounds, including compounds that comprise amino acids and/or nucleic acids relating to our enhanced delivery oligonucleotide, or EDO, peptides, proprietary linkers and the resulting EDO conjugates. The Licensed Technology is incorporated in our product candidates PGN-EDO51, PGN-EDODM1, PGN-EDO53, PGN-EDO45 and PGN-EDO44, and will likely be utilized in future discovery programs. Under such licenses, we have the right to make, have made, import, use, sell, offer for sale, market, research, develop, trial, register, modify, enhance, improve, manufacture, have manufactured, hold, keep, formulate, optimize, have used, export, transfer, distribute, promote, have sold, dispose of, offer to dispose of or otherwise exploit in all fields of use on a worldwide basis any products or services that incorporate or otherwise utilize the OUI/MRC Licensed Technology or, in each such case, an OUI/MRC Licensed Product. We granted OUI, and those persons who at any time work or have worked on the OUI/MRC Licensed Technology and OUI/MRC Know-How, and MRC an irrevocable, perpetual, royalty-free, sublicensable license under the OUI/MRC Licensed Technology and OUI/MRC Know-How to use the OUI/MRC Licensed Technology and OUI/MRC Know-How for non-commercial clinical, research, teaching, publication, or other scholarly purposes, or Non-Commercial Purposes. MRC also retained the right to grant sublicenses under our rights in the OUI/MRC Licensed Technology and OUI/MRC Know-How for Non-Commercial Purposes to any person at MRC or any academic or not-for-profit institutions who have worked or collaborated on, or otherwise funded, the OUI/MRC Licensed Technology or OUI/MRC Know-How. Further, OUI, MRC and the Chancellor, Masters and Scholars of the University of Oxford retained the right to freely use, publish (subject to certain obligations) or grant licenses under the OUI/MRC Know-How.

The OUI/MRC License requires us to use commercially reasonable efforts to exploit the OUI/MRC Licensed Technology and to achieve certain development milestones in accordance with a development plan and commercialize the OUI/MRC Licensed Products.

In consideration for the rights conveyed by OUI and MRC under the OUI/MRC License, we were obligated to pay, and have paid, to OUI certain up-front fees in an aggregate amount of approximately £80,000 in connection with the execution of each of the original OUI/MRC License and the amended and restated OUI/MRC License. In addition, we are obligated to pay to OUI sub-single to low, single-digit percentage royalties, or the Royalty Rate, on net sales of any OUI/MRC Licensed Products in excess a of threshold amount between £20 million and £30 million that are commercialized by us. The royalty rate for a given OUI/MRC Licensed Product will decrease a certain percentage following expiration or revocation of the last valid claim of the OUI/MRC Patents covering such OUI/MRC Licensed Product and where there is a product sold by a third party that competes with such OUI/MRC Licensed Product on a country-by-country basis. If we receive any non-royalty payments and royalties in connection with sublicenses or other contracts relating to the OUI/MRC Licensed Technology or OUI/MRC Know-How, we are obligated to pay to OUI, in each instance, a sublicense fee that is from mid single-digit to mid teen percentage depending on the license year in which we execute the sublicense or contract. We are also required to pay certain milestone payments to OUI upon the achievement by us or our sublicensees of specified commercial milestones in an aggregate amount of £100,000 for each OUI/MRC Licensed Product and specified patent procurement milestones in an aggregate amount of £10,000.

In addition, we were required to pay OUI an exit fee, or Exit Fee, equal to a percentage of the value of our IPO. In connection with the IPO, and based on the sale of an aggregate of 9,000,000 shares of common stock at the initial public offering price of $12.00 per share, the Exit Fee payable to OUI was $1.4 million, which was paid in the second quarter of 2022. We are not obligated to make any payments to MRC directly under the OUI/MRC License. Rather, OUI is obligated to pay MRC a percentage of all amounts we pay to OUI, subject to certain exclusions. As of December 31, 2023, we paid an aggregate amount of £80,000 under the OUI/MRC License.

Unless earlier terminated, the OUI/MRC License will terminate in its entirety upon the later of (a) the date on which all patents and patent applications licensed to us under the OUI/MRC License have been abandoned or allowed to lapse or expired or been rejected or revoked without a right of further appeal in a relevant country or territory or (b) March 26, 2038. The last-to-expire licensed patent under the OUI/MRC License is set to expire on February 11, 2042. We may terminate the OUI/MRC License in its entirety at any time after November 23, 2023 for convenience upon providing OUI and MRC with written notice. Either party may terminate the OUI/MRC License in its entirety for the other party’s uncured material breach after an opportunity for the other party to cure such material breach. OUI and MRC may terminate the OUI/MRC License for our (a) insolvency or if we challenge the validity of the licensed patents, (b) breach our obligation to develop and exploit the technology in accordance with the development plan and subsequent failure to take remedial action reasonably requested by OUI and/or MRC or (c) failure to pay the Exit Fee or Exit Buy Out Fee. If the OUI/MRC License is terminated by either party for any reason, the OUI/MRC Licenses will terminate and all rights thereunder will revert to OUI and MRC, respectively.

Participation in IPO and Follow-on Offering

Based on public filings we have reviewed, entities affiliated with RA Capital Management GP, LLC acquired 3,229,200 shares of our common stock in our IPO in May 2022 at the initial public offering price of $12 per share and on the same terms and conditions as the other purchasers in the offering.

On February 9, 2024, we issued and sold 7,530,000 shares at a purchase price of $10.635 per share in a follow-on offering, or the Follow-on Offering, resulting in net proceeds of $76.9 million after deducting underwriters’ fees of $3.2 million. Based on public filings we have reviewed, entities affiliated with RA Capital Management GP, LLC acquired 2,557,593 shares of our common stock in our Follow-on Offering at the purchase price of $10.365 per share and on the same terms and conditions as the other purchasers in the offering.

Other Agreements with Our Stockholders

In connection with our Series B Convertible Preferred Stock financing, we entered into an amended and restated investors’ rights, amended and restated voting and amended and restated right of first refusal and co-sale agreements containing registration rights, information rights, voting rights and rights of first refusal, among other things, with certain holders of our preferred stock and certain holders of our common stock. These stockholder agreements terminated on November 2, 2022, except for the registration rights granted under our investors’ rights agreement.

Indemnification Agreements

Upon his election to our board of directors in September 2023, we entered into an indemnification agreement with Howard Mayer, M.D. Pursuant to the terms of the indemnification agreement, which are substantially the same as the terms of indemnification agreements entered into with the other non-employee members of our board of directors, we may be required, among other things, to indemnify Dr. Mayer for some expenses, including attorneys’ fees, judgments, fines, penalties, excise taxes and settlement amounts actually and reasonably incurred by him in any action or proceeding arising out of his service as one of our directors.

Policies for Approval of Related Party Transactions

Our audit committee reviews and approves transactions with directors, officers and holders of five percent or more of our voting securities and their affiliates, each a related party. In connection with its review of any related party transaction, we will provide the audit committee with all material information regarding such related party transaction, the interest of the related party and any of our potential disclosure obligations in connection with such related party transaction. In the event that a director has a conflict of interest, the conflicted director shall recuse himself or herself from any discussion or vote of the audit committee on the transaction creating the conflict, and such director shall provide all material information concerning such transaction to the audit committee. The audit committee has pre-approved a list of related party transactions and related party transactions on this list will not be further reviewed by the audit committee. However, the audit committee will review a summary of any pre-approved related party transaction in connection with regularly scheduled meetings of the audit committee. If a related party transaction will be ongoing, the audit committee may establish guidelines for our management to follow in its ongoing dealings with the related party. Thereafter, on at least an annual basis, the audit committee will review and assess such ongoing related party transaction and confirm that the ongoing dealings with the related party have been in compliance with the guidelines established by the audit committee.

PRINCIPAL STOCKHOLDERS

The following table sets forth certain information known to us regarding beneficial ownership of our capital stock as of March 31, 2024, for:

•
each person or group of affiliated persons known by us to be the beneficial owner of more than five percent of our capital stock;
•
each of our named executive officers;
•
each of our directors; and
•
all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Under those rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power with respect to the securities as well as any shares of common stock that the individual or entity has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options or other rights. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Except as noted by footnote, and subject to community property laws where applicable, we believe, based on the information provided to us, that the persons and entities named in the table below have sole voting and investment power with respect to all common stock shown as beneficially owned by them.

Each individual or entity shown on the table has furnished information with respect to beneficial ownership. Unless otherwise indicated, the address for each beneficial owner is c/o PepGen Inc., 321 Harrison Avenue, 8th Floor, Boston, MA 02118, Attention: Corporate Secretary.

The percentage of beneficial ownership in the table below is based on 32,389,435 shares of common stock deemed to be outstanding as of March 31, 2024.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Outstanding Beneficially Owned
5% or Greater Stockholders
Entities Affiliated with RA Capital(1)	10,695,135	33.0%
Oxford Science Enterprises plc(2)	4,755,388	14.7%

Directors, Named Executive Officers and Other Executive Officers:
James McArthur(3)	885,478	2.7%
Noel Donnelly(4)	257,840	0.8%
Niels Svenstrup(5)	160,856	0.5%
Michelle L. Mellion(6)	88,118	0.3%
Mary Beth DeLena(7)	—	0.0%
Laurie B. Keating(8)	66,429	0.2%
Heidi Henson(9)	44,797	0.1%
Christopher Ashton(10)	41,463	0.1%
Habib Dable(11)	9,452	0.0%
Joshua Resnick(12)	5,833	0.0%
Howard Mayer(13)	—	0.0%
All executive officers and directors as a group (11 persons)	1,560,266	4.6%

(1)
Consists of (i) 9,179,273 shares of common stock held by RA Capital Healthcare Fund, L.P., or RACHF, (ii) 1,302,600 shares of common stock held by RA Capital Nexus Fund II, L.P., or Nexus II, (iii) 207,672 shares held by a separately managed account, or the Account, and (iv) a total of 5,104 shares underlying vested stock options (right to buy), and 486 shares underlying stock options (right to buy) held by Dr. Joshua Resnick for the benefit of RACHF. RA Capital Management, LP, or RACM, is the investment adviser to RACHF and Nexus II. RA Capital Healthcare Fund GP, LLC is the general partner of RACHF. The general partner of Nexus II is RA Capital Nexus Fund II GP, LLC. Peter

Kolchinsky and Rajeev Shah are the managing members of RACM, RA Capital Healthcare Fund GP, LLC and RA Capital Nexus Fund II GP, LLC and have the power to vote or dispose of the shares held by each entity. Joshua Resnick, a member of our board of directors, serves as a Senior Managing Director at RACM. The business address of RA Capital is 200 Berkeley Street, 18th Floor, Boston, Massachusetts 02116.
(2)
Consists of 4,755,388 shares of common stock. Christopher Ashton, a member of our board of directors, serves as an Advisor to Oxford Science Enterprises plc. The business address for each person and entity named in this footnote is 46 Woodstock Road, Oxford, OX2 6HT, United Kingdom.
(3)
Consists of 883,784 shares of common stock that the person has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options, and 1,694 shares of common stock.
(4)
Consists of 257,840 shares of common stock that the person has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options.
(5)
Consists of 150,856 shares of common stock that the person has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options, and 10,000 shares of common stock.
(6)
Consists of 88,118 shares of common stock that the person has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options.
(7)
Ms. DeLena joined PepGen in January 2024.
(8)
Consists of 62,263 shares of common stock that the person has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options, and 4,166 shares of common stock.
(9)
Consists of 44,797 shares of common stock that the person has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options.
(10)
Consists of 41,463 shares of common stock that the person has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options.
(11)
Consists of 9,452 shares of common stock that the person has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options.
(12)
Consists of 5,833 shares of common stock that the person has the right to acquire within 60 days of March 31, 2024 through the exercise of stock options.
(13)
Dr. Mayer joined PepGen in November 2023.

Equity Compensation Plan Information

The following table presents aggregate summary information as of December 31, 2023, regarding the common stock that may be issued upon the exercise of options and rights under all of our existing equity compensation plans:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Other Rights (#) (2)		Weighted Average Exercise Price of Outstanding Options, Warrants and Other Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (#) (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	4,233,203	(3)	10.83	1,307,493	(4)
Equity Compensation Plans Not Approved by Stockholders	—		—	—
Total	4,233,203		10.83	1,307,493

(1)
These plans consist of our 2020 Plan, 2022 Plan and our 2022 Employee Share Purchase Plan, or ESPP.
(2)
Does not include purchase rights accruing under our 2022 ESPP because the purchase right (and therefore the number of shares to be purchased) will not be determined until the end of the purchase period.
(3)
As of December 31, 2023, (i) 1,091,187 shares remained available for future issuance under our 2022 Plan and (ii) 216,306 shares remained available for future issuance under our ESPP (which number excludes shares subject to purchase during the current purchase period, which commenced on December 1, 2023, and the exact number of which will not be known until the end of the purchase period on May 31, 2024). No shares remained available for future issuance under the 2020 Plan as of December 31, 2023. However, the 2020 Plan continues to govern outstanding equity awards granted thereunder. Our 2022 Plan has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the 2022 Plan to be added on the first day January, starting with January 1, 2023, in an amount equal the lesser of (i) 5% of the outstanding number of shares of our common stock on the immediately preceding December 31 or (ii) such lesser number of shares as determined by our compensation committee in each case subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. Our ESPP has an evergreen provision that allows for an annual increase in the number of shares available for issuance under the ESPP to be added on the first day of each January, starting in January 2023, thereafter through January 1, 2032, by the lesser of (i) 678,000 shares of our common stock, (ii) 1% of the outstanding number of shares of common stock on the immediately preceding December 31, or (iii) such lesser number of shares of common stock as determined by the administrator of the ESPP. The number of shares reserved under the ESPP is subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.
(4)
This amount excludes 1,191,162 shares of common stock that became issuable under the 2022 Plan on January 1, 2024, pursuant to the evergreen provisions of the 2022 Plan and 238,232 shares of common stock that became issuable under the ESPP on January 1, 2024, pursuant to the evergreen provisions of ESPP.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC. Based solely upon a review of the copies of the forms furnished to us, publicly filed reports with the SEC and information involving securities transactions of which we are aware, and written representations from the reporting persons, other than the inadvertent omission from a previously filed Form 4 of the acquisition of our common stock in connection with our IPO on May 10, 2022 by Oxford Science Enterprises plc, which was subsequently reported on a Form 4/A on April 9, 2024, all of our officers, directors and holders of more than 10% of our outstanding securities complied with the filing requirements pursuant to Section 16(a) of the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of PepGen’s consolidated financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of PepGen’s independent registered public accounting firm, (3) the performance of PepGen’s internal audit function, if any, and (4) other matters as set forth in the charter of the Audit Committee approved by the board of directors.

Management is responsible for the preparation of PepGen’s consolidated financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of PepGen’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the Audit Committee reviewed and discussed with management and the independent registered public accounting firm the audited consolidated financial statements of PepGen for the fiscal year ended December 31, 2023. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the Audit Committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements of PepGen be included in PepGen’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF PEPGEN INC.

Heidi Henson, Chairperson Christopher Ashton Laurie B. Keating

April 15, 2024

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the annual report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to PepGen Inc., 321 Harrison Avenue, 8th Floor, Boston, Massachusetts 02118, Attention: Corporate Secretary, telephone: 781-797-0979. If you want to receive separate copies of the proxy statement or annual report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December [___], 2024. However, if the date of the 2025 annual meeting of stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 annual meeting of stockholders. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to PepGen Inc., 321 Harrison Avenue, 8th Floor, Boston, Massachusetts 02118, Attention: Corporate Secretary.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or a stockholder of PepGen who was a stockholder of record at the time of giving of notice of the annual meeting provided for in our bylaws, who is entitled to vote at the meeting, who is present (in person or by proxy) at the meeting and who complies with the notice procedures set forth in our bylaws as to such nomination or business.

The required notice must be in writing and received by our Corporate Secretary at our principal executive offices not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that in the event the annual meeting is first convened more than thirty (30) days before or more than sixty (60) days after such anniversary date, or if no annual meeting were held in the preceding year, notice by the stockholder to be timely must be received by our Corporate Secretary at our principal executive offices not later than the close of business on the later of the ninetieth (90th) day prior to the scheduled date of such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

For stockholder proposals or nominees to be brought before the 2025 annual meeting of stockholders, the required notice must be received by our Corporate Secretary at our principal executive offices no earlier than February 20, 2025 and no later than March 22, 2025. Stockholder proposals and the required notice should be addressed to PepGen Inc., 321 Harrison Avenue, 8th Floor, Boston, Massachusetts 02118, Attention: Corporate Secretary.

To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 22, 2025. Stockholder proposals and the required notice should be addressed to PepGen Inc., 321 Harrison Avenue, Boston, Massachusetts 02118, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

APPENDIX A

CERTIFICATE OF AMENDMENT

TO

THIRD AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

PEPGEN INC.

PepGen Inc. (the “Corporation”) , a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware,

DOES HEREBY CERTIFY:

1. That the Board of Directors of the Corporation has duly adopted resolutions pursuant to Section 242 of the General Corporation Law of the State of Delaware setting forth a proposed amendment to the existing Third Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on May 10, 2022, as corrected by the Certificate of Correction to the Third Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on November 7, 2022 (collectively, the “Certificate of Incorporation”), and declaring said amendment to be advisable. This amendment amends the Certificate of Incorporation as follows:

The Certificate of Incorporation is hereby amended by adding the following Article X immediately following the text of the current Article IX of the Certificate of Incorporation:

“ARTICLE X

LIMITATION OF OFFICER LIABILITY

To the fullest extent permitted by the DGCL, an Officer (as defined below) of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as an officer of the Corporation, except for liability (a) for any breach of the Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for any transaction from which the Officer derived an improper personal benefit, or (d) arising from any claim brought by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate, as amended, to authorize corporate action further eliminating or limiting the personal liability of Officers, then the liability of an Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. For purposes of this ARTICLE X, “Officer” shall mean an individual who has been duly appointed as an officer of the Corporation and who, at the time of an act or omission as to which liability is asserted, is deemed to have consented to service of process to the registered agent of the Corporation as contemplated by 10 Del. C. § 3114(b).

Any amendment, repeal or modification of this ARTICLE X by either of (i) the stockholders of the Corporation or (ii) an amendment to the DGCL, shall not adversely affect any right or protection existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as an Officer at the time of such amendment, repeal or modification.”

2. That the requisite stockholders of the Corporation have duly approved said proposed amendment in accordance with Section 242 of the General Corporation Law of the State of Delaware.

***

IN WITNESS WHEREOF, the undersigned authorized officer of the Corporation has executed this Certificate of Amendment to Third Amended and Restated Certificate of Incorporation as of [______], 2024.

PEPGEN INC.

By: ________________________________

Name: James McArthur

Title: President and Chief Executive Officer

PepGen™

P.O. BOX 8016, CARY, NC 27512-9903

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PepGen Inc.

Annual Meeting of Stockholders

For stockholders of record as of April 22, 2024

Thursday, June 20, 2024 12:00 PM, Eastern Daylight Time

Annual Meeting to be held live via the internet - please visit www.proxydocs.com/PEPG for more details.

Internet:
www.proxypush.com/PEPG
- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-866-480-3366
- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:
- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

Virtual:
You must register to attend or participate in the annual meeting online at www.proxydocs.com/PEPG prior to the commencement of the annual meeting

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 12:00 PM, Eastern Daylight Time, June 20, 2024

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints James McArthur and Noel Donnelly (the "Named Proxies"), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of PepGen Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

PepGen™

PepGen Inc. Annual Meeting of Stockholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR ON PROPOSALS 1, 2, 3 AND 4

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	To elect two Class II directors to our board of directors, to serve until the 2027 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal;	FOR	WITHHOLD		
	1.01 James McArthur	☐	☐		FOR
	1.02 Habib Joseph Dable	☐	☐		FOR
		FOR	AGAINST	ABSTAIN	
2.	To approve an amendment to our Third Amended and Restated Certificate of Incorporation to limit the liability of certain of our officers as permitted by recent amendments to Delaware law;	☐	☐	☐	FOR
3.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;	☐	☐	☐	FOR
4.	To approve the adjournment of the Annual Meeting to the extent there are insufficient votes at the Annual Meeting to approve Proposal No. 2; and	☐	☐	☐	FOR
5.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. Note: Such other matters that may properly come before the meeting or any adjournment or postponement thereof will be voted by the Named Proxies in their discretion.				

You must register to attend or participate in the annual meeting online at www.proxydocs.com/PEPG prior to the commencement of the annual meeting.

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable) Date

Signature (if held jointly) Date